UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-22715
Guggenheim Credit Allocation Fund
 (Exact name of registrant as specified in charter)
    227 West Monroe Street, Chicago, IL 60606
 (Address of principal executive offices) (Zip code)
Amy J. Lee
    227 West Monroe Street, Chicago, IL 60606
 (Name and address of agent for service)
Registrant's telephone number, including area code: (312) 827-0100
Date of fiscal year end:  May 31
Date of reporting period:  June 1, 2015 – May 31, 2016

Item 1.  Reports to Stockholders.
The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

GUGGENHEIMINVESTMENTS.COM/GGM
... YOUR LINK TO THE LATEST, MOST UP-TO-DATE INFORMATION ABOUT GUGGENHEIM CREDIT ALLOCATION FUND
The shareholder report you are reading right now is just the beginning of the story.
Online at guggenheiminvestments.com/ggm, you will find:
•	Daily, weekly and monthly data on share prices, distributions and more
•	Portfolio overviews and performance analyses
•	Announcements, press releases and special notices
•	Fund and adviser contact information
Guggenheim Partners Investment Management, LLC and Guggenheim Funds Investment Advisors, LLC are constantly updating and expanding shareholder information services on the Fund’s website in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

May 31, 2016

DEAR SHAREHOLDER
We thank you for your investment in the Guggenheim Credit Allocation Fund (the “Fund”). This report covers the Fund’s performance for the 12-month period ended May 31, 2016.
The Fund’s investment objective is to seek total return through a combination of current income and capital appreciation.
Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities, debt securities, loans and investments with economic characteristics similar to fixed-income securities, debt securities and loans (collectively, “credit securities”). The Fund seeks to achieve its investment objective by investing in a portfolio of credit securities selected from a variety of sectors and credit qualities. The Fund may invest in credit securities of any duration or maturity. Credit securities in which the Fund may invest may pay fixed or variable rates of interest. The Fund may invest without limitation in securities of non-U.S. issuers, including issuers in emerging markets.
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the 12-month period ended May 31, 2016, the Fund provided a total return based on market price of -4.00% and a total return based on NAV of -2.31%. NAV return includes the deduction of management fees, operating expenses, and all other Fund expenses.
As of May 31, 2016, the Fund’s market price of $19.86 represented a discount of 3.12% to its NAV of $20.53. The market value of the Fund’s shares fluctuates from time to time and may be higher or lower than the Fund’s NAV. Past performance is not a guarantee of future results.
From June 2015 through May 2016, the Fund paid a monthly distribution of $0.1813. The May distribution represents an annualized distribution rate of 10.95% based on the Fund’s closing market price of $19.86 on May 31, 2016. The Fund’s distribution rate is not constant, and the amount of distributions, when declared by the Fund’s Board of Trustees, is subject to change based on the performance of the Fund. Please see Note 2(e) on page 37 for more information on distributions for the period.
Guggenheim Funds Investment Advisors, LLC (the “Adviser”) serves as the investment adviser to the Fund. Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”) serves as the Fund’s investment sub-adviser and is responsible for the management of the Fund’s portfolio of investments. Each of the Adviser and the Sub-Adviser is an affiliate of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm.
We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 56 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ distributions in newly-issued common shares at the greater of

GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT l 3

May 31, 2016

NAV per share or 95% of the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time. Since the Fund endeavors to maintain a stable monthly distribution, the DRIP effectively provides an income averaging technique, which causes shareholders to accumulate a larger number of Fund shares when the market price is depressed than when the price is higher.
To learn more about the Fund’s performance and investment strategy, we encourage you to read the Questions & Answers section of this report, which begins on page 5. You’ll find information on GPIM’s investment philosophy, views on the economy and market environment, and detailed information about the factors that impacted the Fund’s performance.
We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at guggenheiminvestments.com/ggm.
Sincerely,
Donald C. Cacciapaglia
President and Chief Executive Officer
Guggenheim Credit Allocation Fund
June 30, 2016

4 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited)	May 31, 2016

Guggenheim Credit Allocation Fund (the “Fund”) is managed by a team of seasoned professionals at Guggenheim Partners Investment Management, LLC (“GPIM”). This team includes B. Scott Minerd, Chairman of Guggenheim Investments and Global Chief Investment Officer; Anne B. Walsh, CFA, JD, Senior Managing Director and Assistant Chief Investment Officer; Jeffrey B. Abrams, Senior Managing Director and Portfolio Manager; Kevin H. Gundersen, Senior Managing Director and Portfolio Manager; James W. Michal, Managing Director and Portfolio Manager; Thomas J. Hauser, Managing Director and Portfolio Manager; and Richard de Wet, Vice President and Portfolio Manager. In the following interview, the investment team discusses the market environment and the Fund’s performance for the 12 months ended May 31, 2016.
What is the Fund’s investment objective and how is it pursued?
The Fund’s investment objective is to seek total return through a combination of current income and capital appreciation.
Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities, debt securities, loans and investments with economic characteristics similar to fixed-income securities (collectively, “credit securities”). Credit securities in which the Fund may invest consist of corporate bonds, loans and loan participations, asset-backed securities (all or a portion of which may consist of collateralized loan obligations), mortgage-backed securities (both residential mortgage-backed securities and commercial mortgage-backed securities), U.S. Government and agency securities, mezzanine and preferred securities, convertible securities, commercial paper, municipal securities and sovereign government and supranational debt securities. The Fund will seek to achieve its investment objective by investing in a portfolio of credit securities selected from a variety of sectors and credit qualities. The Fund may invest in credit securities that are rated below investment grade, or, if unrated, determined to be of comparable quality (also known as “high yield securities” or “junk bonds”). The Fund may invest in credit securities of any duration or maturity. Credit securities in which the Fund may invest may pay fixed or variable rates of interest. The Fund may invest without limitation in securities of non-U.S. issuers, including issuers in emerging markets.
The Fund may, but is not required to, use various derivatives transactions for hedging and risk management purposes, to facilitate portfolio management and to earn income or enhance total return. The Fund may use such transactions as a means to synthetically implement the Fund’s investment strategies. In addition, as an alternative to holding investments directly, the Fund may also obtain investment exposure by investing in other investment companies. To the extent that the Fund invests in synthetic investments with economic characteristics similar to credit securities, the value of such investments will be counted as credit securities for purposes of the Fund’s policy of investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in credit securities (the “80% Policy”).

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QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2016

The Fund may invest in open-end funds, closed-end funds and exchange traded funds. For purposes of the Fund’s 80% Policy, the Fund will include its investments in other investment companies that have a policy of investing at least 80% of their net assets, plus the amount of any borrowings for investment purposes, in one or more types of credit securities.
The Fund uses financial leverage (borrowing) to finance the purchase of additional securities. Although financial leverage may create an opportunity for increased return for shareholders, it also results in additional risks and can magnify the effect of any losses. There is no assurance that the strategy will be successful. If income and gains on securities purchased with the financial leverage proceeds are greater than the cost of the financial leverage, common shareholders’ return will be greater than if financial leverage had not been used. Conversely, if the income or gains from the securities purchased with the proceeds of financial leverage are less than the cost of financial leverage, common shareholders’ return will be less than if financial leverage had not been used.
What were the significant events affecting the economy and market environment over the past 12 months?
Much of the 12 months ended May 31, 2016, was marked by heightened market volatility. The macro drivers of this volatility included mixed signals on U.S. economic growth, the vagaries of the oil market, and increased monetary accommodation by global central banks.
Gross Domestic Product (“GDP”) growth in the first quarter of 2016 is now estimated to have been 1.1%, but early estimates were much lower. Net exports and an ongoing inventory adjustment contributed to the number being weaker than prior annual growth figures, but the drag from these components could be transitory. Part of the weakness could be attributed to “residual seasonality,” a statistical quirk that biases GDP growth downward in the winter months while boosting growth in the second and third quarters.
The New York Federal Reserve’s Nowcast and the Atlanta Federal Reserve’s GDPNow models are predicting second quarter GDP to be above 2% as of the end of May 2016, thanks in part to the easing of financial conditions since February. But, news that only 38,000 new jobs were added in May rattled the markets and is suggestive that there could still be challenges ahead. While payroll growth has downshifted from an average monthly rate of 282,000 in the fourth quarter of 2015 to 116,000 in the three months through May, this may be a more sustainable pace of net job creation. GPIM forecasts further slowdown in payroll growth over the next few months, with rising labor productivity bridging the gap between faster GDP growth and slower job gains.
GPIM now expects the U.S. Federal Reserve (the “Fed”) to delay its next rate hike until December. In our view, policymakers will be watching slowing Chinese growth, the aftermath of the Brexit vote in June, and the U.S. presidential election in November. Fed officials have given greater weight to global economic developments in their policy framework, which in practice means that the Federal Open Market Committee (“FOMC”) has become less tolerant of financial market turbulence and more tolerant of inflation at the margin. We see this dovish shift as benefiting U.S. credit markets and inflation-sensitive assets.

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QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2016

A more accommodative Fed outlook has pushed interest rates lower and weakened the U.S. dollar, which depreciated by around 3% on a trade-weighted basis between January and the end of May. Oil prices have benefited from dollar weakness. Our research team’s oil model indicates that WTI oil prices will average around $45 per barrel for the remainder of 2016. In sum, solid but unspectacular economic growth, a cautious Fed, and improving oil market supply-demand fundamentals underpin our positive outlook for the U.S. economy, which should continue to support a historically low default environment for credit.
How did the Fund perform for the 12 months ended May 31, 2016?
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the 12-month period ended May 31, 2016, the Fund provided a total return based on market price of -4.00% and a total return based on NAV of -2.31%. NAV return includes the deduction of management fees, operating expenses, and all other Fund expenses.
As of May 31, 2016, the Fund’s market price of $19.86 represented a discount of 3.12% to its NAV of $20.53. The market value of the Fund’s shares fluctuates from time to time and may be higher or lower than the Fund’s NAV. Past performance is not a guarantee of future results.
What were the distributions over the period?
From June 2015 through May 2016, the Fund paid a monthly distribution of $0.1813. The May distribution represents an annualized distribution rate of 10.95% based on the Fund’s closing market price of $19.86 on May 31, 2016. The Fund’s distribution rate is not constant, and the amount of distributions, when declared by the Fund’s Board of Trustees, is subject to change based on the performance of the Fund. Please see Note 2(e) on page 37 for more information on distributions for the period.
Why did the Fund accrue excise tax during the period?
As a registered investment company, the Fund is subject to a 4% excise tax that is imposed if the Fund does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98.2% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the fund’s fiscal year). The Fund generally intends to distribute income and capital gains in the manner necessary to minimize (but not necessarily eliminate) the imposition of such excise tax. While the Fund’s income and capital gains can vary significantly from year to year, the Fund seeks to maintain more stable monthly distributions over time. The Fund may retain income or capital gains and pay excise tax when it is determined that doing so is in the best interest of shareholders. Management, in consultation with the Board of Trustees, evaluates the costs of the excise tax relative to the benefits of retaining income and capital gains, including that such undistributed amounts (net of the excise tax paid) remain available for investment by the Fund and are available to supplement future distributions, which may facilitate the payment of more stable monthly distributions year over year.

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QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2016

What factors influenced the Fund’s performance?
Caution was the watchword across risk assets for the early part of period, as concerns arose over interest rate hikes by the Fed, Chinese growth and currency, volatile oil and commodity prices, and the unprecedented monetary accommodation by global central banks. In December, the Fed raised its target Federal Funds rate for the first time in this cycle, and 2016 was met with lowered forecasts for U.S. and global economic growth. That sparked recession fears, which surged along with market volatility. Then, in mid-February, the Chinese economy appeared to stabilize, the Fed was perceived to turn dovish, and central banks in Europe, Japan, and Australia were taking steps to boost growth and inflation expectations. A reversal in sentiment and search for yield drove a risk-asset rally, including a sharp rise in the price of oil and a decline in the dollar, which continued through the end of the period.
The Fund is composed primarily of high yield corporate bonds and senior floating rate interests, also known as bank loans. The allocation mix varies according to the relative attractiveness of the two asset classes and availability of attractively priced assets. From the sector perspective, exposure to bank loans contributed to performance for the period, while the high yield exposure detracted from performance, largely a result of underperformance of energy credits. The Fund took advantage of market weakness to find attractive entry points in energy bonds, which helped performance in the last weeks of period. As proxies for the two markets, the Barclays U.S. Corporate High Yield Index returned -0.81% for the 12-month period, and the Credit Suisse Leveraged Loan Index returned 0.58%. In addition, the Fund’s modest exposure to asset-backed securities contributed to performance for the period. The Barclays Aggregate Bond Index returned 2.99% for the period.
Among industries, high yield exposure in the consumer noncyclical and technology industries and an underweight to metals and mining helped performance, particularly in the early months of the period. Even though energy exposure was a detractor, we prudently took opportunities in energy at what we believe is near the end of the commodity default cycle, a view supported by oil continuing its upward trajectory to end the period at near $50 a barrel. Loan industries contributing included communications and consumer cyclical, and our underweight in loans to energy and metals and mining firms contributed to performance for much of the period. We note that bank loans are relatively insulated from fundamental deterioration stemming from commodity markets, with only five percent exposure to energy in the index and two percent exposure to metals and mining.
From a ratings perspective, the Fund’s shift toward higher quality that began in early 2015 proved to be a tailwind for all of the period, even as high yield bonds rated BB, B and CCC all performed strongly in the first quarter of 2016. Higher quality loans also generally outperformed lower-quality loans for the period, even though CCC loans outperformed higher-rated loans in the first quarter of 2016, breaking a 10-month streak of underperformance.
Beginning in the second quarter of 2016, investors once again sought out yield following increasing evidence that the Fed may be on hold in its intention to raise interest rates. Additionally, U.S. Treasury rates have continued to decline in sympathy with an international sovereign market that has several trillion dollars’ worth of debt outstanding at interest rates below zero.

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QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2016

Any other comments on the major sectors the Fund invests in?
Initially headed for its worst quarter on record, the high-yield corporate bond market ended up posting its best first quarter in four years, following the risk-asset rally that began in February 2016. Overall, new issue activity was down significantly from the year-ago period. Monthly average issuance for the trailing 12 months ended May 31, 2016, was $16 billion in the high yield space. But May was one of the strongest months of the year, with $30 billion in new issue activity. Based on the underlying trends near the end of the period, a bid for lower quality appears to have returned. The pickup in demand was also evident in the high-yield bonds mutual fund and exchange-traded net fund flows, which were up $8.8 billion for the first five months of 2016.
Similarly, new issue activity in loans as of the end of May was down significantly from the year-ago period. Monthly institutional loan issuance averaged $20 billion a month, with $33 billion in May reflecting strong activity late in the period. Bank loans have been contending with a weakening technical backdrop in 2016, with CLO issuance totaling only $5.4 billion in Q1 2016 versus $31 billion in Q1 2015. Loan fund flows were down $5.7 billion for the first five months of 2016.
Fundamentally, the loan market continues to perform well. Year-over-year earnings growth has been strong this cycle, averaging 11 percent since 2010 and exceeding nominal GDP growth every quarter. This suggests that the loan market has some cushion even if GDP growth slows. As our macroeconomic team believes that GDP growth will continue, aided by a strong consumer, we find attractive relative value opportunities in the new issue as well as the secondary market, particularly in sectors related to the consumer. These include technology, media, services, and select names in retail which have been unfairly punished as a result of a few problem children.
How is the Fund positioned for the coming months?
The Fund continues to avoid highly levered industries and companies with heavy capital expenditure needs that can impair cash flow generation. Companies with strong cash flows, recurring revenue streams, and high-quality margins should remain the focus in the later stages of the cycle.
Uncertainty has been accompanied by higher volatility in markets. This presents an opportunity for the Fund to rebalance marginally to capture additional value. The trailing 12-month high yield default rate was only 1.7%, but 17.8% for commodity-related sectors. We do not expect a material rise in defaults outside of the commodity sector, and price dips are seen as buying opportunities.
Our medium-term credit outlook remains constructive, with steady though not stellar performance of U.S. corporates. The summer months can be a seasonally weak period for risk assets, so price appreciation may be subdued through the end of 2016, compared with robust performance year to date. We also believe B-rated bonds offer attractive risk-adjusted returns relative to other rating tranches, since new issuance and secondary trading has been heavily concentrated in BB rated securities. We continue seeking attractive entry points in energy bonds. A stabilizing oil market in the second half of 2016 should pave the road for energy bonds to perform well over the course of the next 12–24 months. We continue to expect oil prices will average $40/barrel for the remainder of 2016.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT l 9

QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2016

As for loans, we maintain our preference for senior positions in the capital structure, specifically first-lien debt, which ensures we are given first priority in repayment in the event of a default. Defaults in commodity sectors remain elevated at over 15%; however, as noted earlier, bank loans are relatively insulated to fundamental deterioration stemming from commodity markets with their low exposure to energy and metals and mining credits. At the end of the period, an issuer-weighted default rate for loans was 2%, but only 0.9% when commodities-related defaults were excluded.
What is the Fund’s duration?
The effective duration for GGM as of May 31, 2016, was approximately three years. Our view is that we are unlikely to see rates move in a sudden and aggressive upward trajectory, as the Fed is providing ample guidance about the future path of interest rates. The Fund may invest in credit securities of any duration or maturity and is not required to maintain any particular maturity or duration for its portfolio as a whole. It typically maintains a leverage-adjusted average portfolio duration of one to four years. However, average portfolio duration is adjusted based on market conditions.
Discuss the impact of leverage for the period.
The Fund utilizes leverage as part of its investment strategy, to finance the purchase of additional securities that provide increased income and potentially greater appreciation potential to common shareholders than could be achieved from a portfolio that is not leveraged.
With the low cost of borrowing and stability in the fundamentals of American companies, the amount of leverage used by the Fund is highly accretive to income generation.
The Fund currently employs leverage through reverse repurchase agreements, under which the Fund temporarily transfers possession of portfolio securities and receives cash that can be used for additional investments.
As of May 31, 2016, the amount of leverage was approximately 31% of total managed assets. While leverage increases the income of the Fund in yield terms, it also amplifies the effects of changing market prices in the portfolio and can cause the Fund’s NAV to change to a greater degree than the market as a whole. This can create volatility in Fund pricing but should not affect the Fund’s ability to pay dividends under normal circumstances.
Index Definitions
Indices are unmanaged and reflect no expenses. It is not possible to invest directly in an index.
The Barclays U.S. Aggregate Bond Index represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.
The Barclays U.S. Corporate High Yield Index is an unmanaged index of below investment grade bonds issued by U.S. corporations.

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QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2016

The Credit Suisse Leveraged Loan Index is an index designed to mirror the investable universe of the $US-denominated leveraged loan market.
The Standard & Poor’s 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
Risks and Other Considerations
The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value.
Please see guggenheiminvestments.com/ggm for a detailed discussion of the Fund’s risks and considerations.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT l 11

FUND SUMMARY (Unaudited)	May 31, 2016

Fund Statistics
Share Price		$19.86
Net Asset Value		$20.53
Discount to NAV		-3.12%
Net Assets ($000)		$136,142

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIOD ENDED MAY 31, 2016
		Since
	One	Inception
	Year	(06/26/13)
Guggenheim Credit Allocation Fund
NAV	-2.31%	3.71%
Market	-4.00%	1.16%
Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com/ggm. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Portfolio Breakdown	% of Net Assets
Corporate Bonds	76.7%
Senior Floating Rate Interests	48.1%
Asset Backed Securities	11.8%
Preferred Stocks	3.3%
Exchange-Traded Funds	1.4%
Mortgage Backed Securities	1.1%
Common Stocks	1.1%
Short Term Investments	0.2%
Total Investments	143.7%
Other Assets & Liabilities, net	-43.7%
Net Assets	100.0%

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FUND SUMMARY (Unaudited) continued	May 31, 2016

GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT l 13

FUND SUMMARY (Unaudited) continued	May 31, 2016

Ten Largest Holdings
(% of Total Net Assets)
Cengage Learning Acquisitions, Inc., 7.00%, 03/31/20	2.6%
ContourGlobal Power Holdings S.A., 7.13%, 06/01/19	2.4%
WMG Acquisition Corp., 6.75%, 04/15/22	2.3%
LMI Aerospace, Inc., 7.38%, 07/15/19	2.3%
HRG Group, Inc., 7.88%, 07/15/19	2.3%
CTI Foods Holding Co. LLC, 8.25%, 06/28/21	2.3%
Epicor Software, 9.25%, 06/21/23	2.1%
Terraform Global Operating LLC, 9.75%, 08/15/22	2.1%
Reddy Ice Holdings, Inc., 10.75%, 10/01/19	2.1%
ADT Corp., 6.25%, 10/15/21	2.1%
Top Ten Total	22.6%
“Ten Largest Holdings” exclude any temporary cash or derivative investments.
Portfolio breakdown and holdings are subject to change daily. For more information, please visit guggenheiminvestments.com/ggm. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results.
Portfolio Composition by Quality Rating*

% of Total
Rating	Investments
Fixed Income Instruments
A	1.3%
BBB	4.1%
BB	27.8%
B	37.5%
CCC	19.1%
CC	0.2%
C	0.2%
D	0.8%
NR**	6.6%
Other Instruments
Short Term Investments	2.3%
Common Stocks	0.1%

Total Investments	100.0%

*  Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for “NR”, or not rated, have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, which are all a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted Moody’s and Fitch ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

** NR securities do not necessarily indicate low credit quality.

14 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS	May 31, 2016

	Shares	Value

COMMON STOCKS – 1.1%
Technology – 0.8%
Aspect Software, Inc.*,†††,1	38,349	$1,092,936

Industrial – 0.3%
Project Silverback Holdings, Class A*,†††,1	228	263,214
Project Silverback Holdings, Class B*,†††,1,7	94,522	77,225
Ursa Insulation B.V.*,†††,1	5,282	–
Total Industrial		340,439

Consumer, Non-cyclical – 0.0%**
Targus Group International Equity, Inc*,†††,1	33,098	50,640

Basic Materials – 0.0%**
Mirabela Nickel Ltd.*,†††,1	4,839,202	348
Total Common Stocks
(Cost $3,196,863)		1,484,363

PREFERRED STOCKS† – 3.3%
Financial – 1.7%
Bank of America Corp., Series X, 6.25%*,2,3	1,150,000	1,177,313
Citigroup, Inc., Series M, 6.30%*,2,3	1,100,000	1,098,625
Total Financial		2,275,938

Transportation – 1.6%
Seaspan Corp., 6.38%[7]	88,000	2,243,120
Total Preferred Stocks
(Cost $4,432,138)		4,519,058

EXCHANGE-TRADED FUNDS† – 1.4%
SPDR Barclays High Yield Bond ETF[7]	53,500	1,884,805
Total Exchange-Traded Funds
(Cost $1,862,018)		1,884,805

SHORT TERM INVESTMENTS† – 0.2%
Dreyfus Treasury Prime Cash Management Institutional Shares, 0.00%[10]	247,321	247,321
Total Short Term Investments
(Cost $247,321)		247,321
	Face
	Amount~	Value

CORPORATE BONDS†† – 76.7%
Communications – 13.0%
Sprint Communications, Inc.
9.00% due 11/15/18[4]	2,200,000	2,340,249
6.00% due 11/15/22	150,000	112,500
7.00% due 03/01/20[4,7]	50,000	51,600

See notes to financial statements.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT l 15

PORTFOLIO OF INVESTMENTS continued	May 31, 2016

	Face
	Amount~	Value

CORPORATE BONDS†† – 76.7% (continued)
Communications – 13.0% (continued)
Numericable-SFR S.A.
7.38% due 05/01/26[4]	$2,150,000	$2,168,812
6.00% due 05/15/22[4]	250,000	248,875
DISH DBS Corp.
5.88% due 11/15/24	2,300,000	2,128,673
Interoute Finco plc
7.38% due 10/15/20[4,7]	1,500,000 EUR	1,812,943
Avaya, Inc.
7.00% due 04/01/19[4,7]	2,200,000	1,595,000
MDC Partners, Inc.
6.50% due 05/01/24[4]	1,450,000	1,402,875
CSC Holdings LLC
5.25% due 06/01/24	900,000	810,000
6.75% due 11/15/21	400,000	411,200
McGraw-Hill Global Education Holdings LLC / McGraw-Hill Global Education Finance
7.88% due 05/15/24[4,7]	950,000	988,000
TIBCO Software, Inc.
11.38% due 12/01/21[4]	1,000,000	815,000
EIG Investors Corp.
10.88% due 02/01/24[4]	750,000	682,500
Sprint Corp.
7.25% due 09/15/21[7]	400,000	324,000
7.88% due 09/15/23[7]	300,000	234,000
7.63% due 02/15/25	100,000	75,219
Inmarsat Finance plc
4.88% due 05/15/22[4,7]	600,000	529,500
Midcontinent Communications & Midcontinent Finance Corp.
6.88% due 08/15/23[4]	500,000	520,000
Match Group, Inc.
6.38% due 06/01/24[4]	400,000	408,000
Total Communications		17,658,946

Energy – 12.7%
ContourGlobal Power Holdings S.A.
7.13% due 06/01/19[4]	3,300,000	3,316,500
CONSOL Energy, Inc.
8.00% due 04/01/23	2,500,000	2,150,000
Comstock Resources, Inc.
10.00% due 03/15/20[4]	2,225,000	1,635,375
Crestwood Midstream Partners Limited Partnership / Crestwood Midstream Finance Corp.
6.00% due 12/15/20	1,200,000	1,164,000
6.13% due 03/01/22[7]	150,000	141,705
6.25% due 04/01/23[4,7]	50,000	46,750
Keane Group Holdings LLC
12.00% due 08/08/19†††,1	1,540,000	1,309,000

See notes to financial statements.

16 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	May 31, 2016

	Face
	Amount~	Value

CORPORATE BONDS†† – 76.7% (continued)
Energy – 12.7% (continued)
FTS International, Inc.
8.13% due 06/15/20[2,4]	$1,100,000	$923,219
6.25% due 05/01/22[7]	1,175,000	352,500
SandRidge Energy, Inc.
8.75% due 06/01/20[4,5,7]	2,725,000	1,076,375
TerraForm Power Operating LLC
5.88% due 02/01/23[4]	750,000	663,750
6.13% due 06/15/25[4]	250,000	215,625
QEP Resources, Inc.
6.88% due 03/01/21	700,000	703,500
Gibson Energy, Inc.
6.75% due 07/15/21[4]	650,000	645,125
EP Energy LLC / Everest Acquisition Finance, Inc.
9.38% due 05/01/20	650,000	417,625
6.38% due 06/15/23[7]	400,000	204,000
Halcon Resources Corp.
8.63% due 02/01/20[4]	650,000	613,438
Atlas Energy Holdings Operating Company LLC / Atlas Resource Finance Corp.
7.75% due 01/15/21[7]	2,051,000	246,120
9.25% due 08/15/21[7]	1,975,000	237,000
Whiting Petroleum Corp.
5.75% due 03/15/21	550,000	466,125
BreitBurn Energy Partners Limited Partnership / BreitBurn Finance Corp.
7.88% due 04/15/22[5,7]	2,200,000	302,500
Legacy Reserves Limited Partnership / Legacy Reserves Finance Corp.
6.63% due 12/01/21[7]	750,000	247,500
Schahin II Finance Company SPV Ltd.
5.88% due 09/25/22[5,6,7]	825,233	107,280
DCP Midstream LLC
5.35% due 03/15/20[4,7]	100,000	96,263
Total Energy		17,281,275

Consumer, Non-cyclical – 11.4%
ADT Corp.
6.25% due 10/15/21	2,700,000	2,828,249
Vector Group Ltd.
7.75% due 02/15/21	2,331,000	2,430,067
7.75% due 02/15/21[4]	100,000	104,250
Midas Intermediate Holdco II LLC / Midas Intermediate Holdco II Finance, Inc.
7.88% due 10/01/22[4]	2,631,000	2,519,446
Opal Acquisition, Inc.
8.88% due 12/15/21[4,7]	2,950,000	2,308,375
Bumble Bee Holdings, Inc.
9.00% due 12/15/17[4]	1,950,000	1,974,375

See notes to financial statements.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT l 17

PORTFOLIO OF INVESTMENTS continued	May 31, 2016

	Face
	Amount~	Value

CORPORATE BONDS†† – 76.7% (continued)
Consumer, Non-cyclical – 11.4% (continued)
KeHE Distributors LLC / KeHE Finance Corp.
7.63% due 08/15/21[4,7]	$1,400,000	$1,372,000
Kinetic Concepts Incorporated / KCI USA Inc
7.88% due 02/15/21[4]	850,000	911,863
Halyard Health, Inc.
6.25% due 10/15/22	525,000	510,563
Albertsons Companies LLC / Safeway Incorporated / New Albertson’s Inc /
Albertson’s LLC
6.63% due 06/15/24[4]	450,000	460,688
R&R Ice Cream plc
8.25% due 05/15/20[6]	200,000 AUD	148,528
Total Consumer, Non-cyclical		15,568,404

Financial – 10.0%
Jefferies Finance LLC / JFIN Company-Issuer Corp.
7.38% due 04/01/20[4]	2,100,000	1,974,000
7.50% due 04/15/21[4]	1,100,000	1,009,250
Lincoln Finance Ltd.
6.88% due 04/15/21[4]	1,750,000 EUR	2,116,533
National Financial Partners Corp.
9.00% due 07/15/21[4]	2,000,000	1,947,500
Garfunkelux Holding Co. 3 S.A.
8.50% due 11/01/22[4]	1,200,000 GBP	1,784,125
Majid AL Futtaim Holding
7.13% due 12/31/49[3]	1,500,000	1,563,660
NewStar Financial, Inc.
7.25% due 05/01/20	1,125,000	1,046,250
Prosight Global Inc.
7.50% due 11/26/20†††,7	650,000	679,595
HUB International Ltd.
9.25% due 02/15/21[4]	600,000	624,000
Greystar Real Estate Partners LLC
8.25% due 12/01/22[4,7]	450,000	468,000
GEO Group, Inc.
6.00% due 04/15/26[7]	325,000	328,250
Lock AS
7.00% due 08/15/21[4]	50,000 EUR	57,890
Total Financial		13,599,053

Industrial – 8.3%
LMI Aerospace, Inc.
7.38% due 07/15/19	3,110,000	3,172,199
Novelis, Inc.
8.75% due 12/15/20	1,650,000	1,711,875
8.38% due 12/15/17	850,000	869,125

See notes to financial statements.

18 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	May 31, 2016

	Face
	Amount~	Value

CORPORATE BONDS†† – 76.7% (continued)
Industrial – 8.3% (continued)
StandardAero Aviation Holdings, Inc.
10.00% due 07/15/23[4]	$1,650,000	$1,650,000
Summit Materials LLC / Summit Materials Finance Corp.
8.50% due 04/15/22[4,7]	1,000,000	1,065,000
Ardagh Packaging Finance plc
6.75% due 05/15/24[4]	600,000 EUR	680,810
CEVA Group plc
7.00% due 03/01/21[4,7]	675,000	612,563
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc.
7.25% due 05/15/24[4]	450,000	459,000
Princess Juliana International Airport Operating Company N.V.
5.50% due 12/20/27†††,4,7	423,462	415,247
TransDigm, Inc.
6.38% due 06/15/26[4]	350,000	350,438
Coveris Holdings S.A.
7.88% due 11/01/19[4]	300,000	294,000
Total Industrial		11,280,257

Consumer, Cyclical – 6.9%
WMG Acquisition Corp.
6.75% due 04/15/22[4]	3,200,000	3,180,000
Ferrellgas Limited Partnership / Ferrellgas Finance Corp.
6.50% due 05/01/21	1,750,000	1,653,750
6.75% due 01/15/22	350,000	329,000
6.75% due 06/15/23[4,7]	50,000	46,125
Nathan’s Famous, Inc.
10.00% due 03/15/20[4]	1,300,000	1,381,250
NPC International Incorporated / NPC Operating Company A Inc /
NPC Operating Co B Inc
10.50% due 01/15/20	1,120,000	1,178,800
TVL Finance plc
8.50% due 05/15/23	500,000 GBP	756,620
Carrols Restaurant Group, Inc.
8.00% due 05/01/22[7]	400,000	432,500
L Brands, Inc.
6.88% due 11/01/35	250,000	263,750
Men’s Wearhouse, Inc.
7.00% due 07/01/22	200,000	169,500
Total Consumer, Cyclical		9,391,295

Technology – 6.1%
Epicor Software
9.25% due 06/21/23†††,1,7	3,000,000	2,866,500

See notes to financial statements.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT l 19

PORTFOLIO OF INVESTMENTS continued	May 31, 2016

	Face
	Amount~	Value

CORPORATE BONDS†† – 76.7% (continued)
Technology – 6.1% (continued)
Infor US, Inc.
6.50% due 05/15/22	$2,650,000	$2,431,375
Micron Technology, Inc.
7.50% due 09/15/23[4,7]	1,375,000	1,443,750
Aspect Software, Inc.
3.00% due 05/25/23†††,1,11	380,626	380,626
Cengage Learning, Inc.
9.50% due 06/15/24[4]	650,000	658,125
Open Text Corp.
5.88% due 06/01/26[4]	450,000	451,125
Total Technology		8,231,501

Basic Materials – 3.3%
Eldorado Gold Corp.
6.13% due 12/15/20[4]	2,100,000	1,974,000
GCP Applied Technologies, Inc.
9.50% due 02/01/23[4]	875,000	971,250
Constellium N.V.
7.88% due 04/01/21[4]	650,000	659,750
PQ Corp.
6.75% due 11/15/22[4,7]	500,000	521,250
Mirabela Nickel Ltd.
9.50% due 06/24/19†††,1,6,7	1,221,786	305,447
1.00% due 09/10/44†††	25,570	–
TPC Group, Inc.
8.75% due 12/15/20[4,7]	85,000	65,450
Total Basic Materials		4,497,147

Utilities – 2.7%
Terraform Global Operating LLC
9.75% due 08/15/22[4]	3,150,000	2,835,000
LBC Tank Terminals Holding Netherlands B.V.
6.88% due 05/15/23[4]	500,000	482,500
AES Corp.
6.00% due 05/15/26	400,000	405,500
Total Utilities		3,723,000

Diversified – 2.3%
HRG Group, Inc.
7.88% due 07/15/19	3,000,000	3,165,000
Total Corporate Bonds
(Cost $115,785,753)		104,395,878

See notes to financial statements.

20 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	May 31, 2016

	Face
	Amount~	Value

SENIOR FLOATING RATE INTERESTS††,2 – 48.1%
Industrial – 10.0%
Ursa Insulation B.V.
25.00% due 04/26/21†††,1,7	1,448,294 EUR	$1,686,008
7.75% due 04/26/20†††,1,7	1,511,071 EUR	1,683,031
Flakt Woods
4.75% due 03/20/17†††,1,7	2,501,384 EUR	2,764,155
Doncasters Group Ltd.
9.50% due 10/09/20[7]	1,351,724	1,260,483
HBC Hardware Holdings
6.75% due 03/30/20†††,7	985,000	960,375
National Technical
7.00% due 06/12/21†††,1,7	882,741	859,349
NaNa Development Corp.
8.00% due 03/15/18[7]	925,490	851,451
Bioplan USA, Inc.
5.75% due 09/23/21[7]	967,557	835,727
Ranpak
8.25% due 10/03/22[7]	900,000	783,000
Wencor Group
7.75% due 06/19/22[7]	900,000	630,000
0.65% due 06/19/19[7]	161,538	149,997
LSFP Cypress
7.25% due 10/09/22[7]	748,875	726,409
Hillman Group, Inc.
1.99% due 06/28/19[7]	347,143	323,754
Omnitracs, Inc.
8.75% due 05/25/21[7]	150,000	133,500
Total Industrial		13,647,239

Consumer, Non-cyclical – 9.0%
CTI Foods Holding Co. LLC
8.25% due 06/28/21[7]	3,430,000	3,138,449
Reddy Ice Holdings, Inc.
10.75% due 10/01/19[7]	4,000,000	2,830,000
AdvancePierre Foods, Inc.
9.50% due 10/10/17[7]	1,332,000	1,341,990
IHC Holding Corp.
7.00% due 04/30/21†††,1,7	1,240,625	1,221,768
Arctic Glacier Holdings, Inc.
6.00% due 05/10/19[7]	1,111,281	1,075,165
American Seafoods Group LLC / American Seafoods Finance, Inc.
6.00% due 08/19/21[7]	987,500	960,344
Bauer Performance Sports
4.50% due 04/15/21	750,000	587,498

See notes to financial statements.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT l 21

PORTFOLIO OF INVESTMENTS continued	May 31, 2016

	Face
	Amount~	Value

SENIOR FLOATING RATE INTERESTS††,2 – 48.1% (continued)
Consumer, Non-cyclical – 9.0% (continued)
Pelican Products, Inc.
9.25% due 04/09/21[7]	$550,000	$489,500
Phillips-Medsize Corp.
6.25% due 06/14/19[7]	432,762	374,794
Targus Group International, Inc.
15.00% due 12/31/19†††,1,7	136,613	200,493
13.75% due 06/07/16†††,1,5	383,461	—
Total Consumer, Non-cyclical		12,220,001

Technology – 8.7%
Greenway Medical Technologies
9.25% due 11/04/21[7]	2,200,000	1,870,000
6.00% due 11/04/20[7]	1,955,000	1,862,138
TIBCO Software, Inc.
6.50% due 12/04/20[7]	2,666,250	2,426,287
Advanced Computer Software
10.50% due 01/31/23[7]	1,600,000	1,476,000
6.50% due 03/18/22[7]	888,750	848,756
Sparta Holding Corp.
6.50% due 07/28/20†††,1,7	1,719,102	1,707,189
Aspect Software, Inc.
10.50% due 05/25/20	1,378,247	1,357,573
PowerSchool, Inc.
3.71% due 07/29/22[7]	210,000	210,000
Total Technology		11,757,943

Communications – 7.0%
Cengage Learning Acquisitions, Inc.
7.00% due 03/31/20[7]	3,605,669	3,599,864
GOGO LLC
11.25% due 03/21/18[7]	1,882,021	1,900,841
7.50% due 03/21/18[7]	577,665	592,107
Anaren, Inc.
9.25% due 08/18/21[7]	2,200,000	2,007,500
Proquest LLC
10.00% due 12/15/22[7]	850,000	823,438
First Data Corp.
4.19% due 07/10/22	650,000	651,352
Total Communications		9,575,102

Consumer, Cyclical – 6.4%
Sky Bet Cyan Blue HoldCo
6.50% due 02/25/22[7]	1,500,000 GBP	2,199,009
ABRA Auto Body
8.25% due 09/19/22[7]	2,350,000	2,091,500

See notes to financial statements.

22 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	May 31, 2016

	Face
	Amount~	Value

SENIOR FLOATING RATE INTERESTS††,2 – 48.1% (continued)
Consumer, Cyclical – 6.4% (continued)
Sears Holdings Corp.
5.50% due 06/30/18[7]	$1,969,697	$1,871,212
PETCO Animal Supplies, Inc.
5.75% due 01/26/23[7]	972,563	978,767
DLK Acquisitions B.V.
8.50% due 08/28/19[7]	400,000 EUR	444,963
4.00% due 02/28/19[7]	250,000 EUR	276,810
BBB Industries, LLC
3.06% due 11/04/19[7]	722,857	654,052
Advantage Sales & Marketing, Inc.
1.86% due 07/25/19[7]	225,000	206,743
Total Consumer, Cyclical		8,723,056

Energy – 2.4%
Invenergy Thermal
6.50% due 10/19/22[7]	2,487,500	2,363,125
Cactus Wellhead
7.00% due 07/31/20[7]	1,376,919	929,420
Total Energy		3,292,545

Utilities – 2.2%
Panda Temple II Power
7.25% due 04/03/19[7]	2,992,500	2,603,475
Stonewall (Green Energy)
6.50% due 11/12/21[7]	450,000	436,500
Total Utilities		3,039,975

Financial – 1.1%
Expert Global Solutions, Inc.
8.50% due 04/03/18[7]	1,020,404	1,017,853
Integro Parent, Inc.
6.75% due 10/31/22[7]	548,711	522,648
Total Financial		1,540,501

Basic Materials – 1.1%
Ennis Flint Road Infrastructure
7.75% due 09/30/21[7]	960,000	945,600
PQ Corp.
5.75% due 11/04/22[7]	250,000	252,015
Noranda Aluminum Acquisition Corp.
5.75% due 02/28/19[7]	394,872	146,103
10.04% due 11/08/16†††,1,7	101,879	97,804
Total Basic Materials		1,441,522

See notes to financial statements.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT l 23

PORTFOLIO OF INVESTMENTS continued	May 31, 2016

	Face
	Amount~	Value

SENIOR FLOATING RATE INTERESTS††,2 – 48.1% (continued)
Transportation – 0.2%
Ceva Group plc (United Kingdom)
6.50% due 03/19/21[7]	$118,477	$100,929
Ceva Logistics US Holdings
6.50% due 03/19/21[7]	89,435	76,188
Ceva Logistics Holdings B.V. (Dutch)
6.50% due 03/19/21[7]	64,705	55,120
Ceva Logistics Canada, ULC
6.50% due 03/19/21[7]	11,168	9,514
Total Transportation		241,751
Total Senior Floating Rate Interests
(Cost $71,317,263)		65,479,635

ASSET BACKED SECURITIES†† – 11.8%
Collateralized Loan Obligations – 7.3%
Newstar Commercial Loan Funding LLC
2013-1A, 5.92% due 09/20/23[2,4,7]	1,500,000	1,361,393
THL Credit Wind River CLO Ltd.
2014-1A, 5.58% due 04/18/26[2,4,7]	1,500,000	1,141,395
CIFIC 2014-1X E
5.13% due 04/18/25	1,340,000	988,585
Monroe Capital CLO Ltd.
2014-1A, 5.37% due 10/22/26[2,4,7]	1,000,000	883,112
Denali Capital CLO X Ltd.
2013-1A, 6.39% due 04/28/25[2,4,7]	1,000,000	676,475
Ares Enhanced Loan Investment Strategy IR Ltd.
2013-IRAR, 5.64% due 07/23/25[2,4,7]	830,000	668,667
NewStar Arlington Senior Loan Program LLC
2014-1A, 4.89% due 07/25/25[2,4,7]	750,000	641,618
Cerberus Onshore II CLO-2 LLC
2014-1A, 4.78% due 10/15/23[2,4,7]	500,000	487,810
Babson CLO Ltd.
2012-2A, due 05/15/23[4,7,8]	1,000,000	486,137
Fortress Credit Opportunities VI CLO Ltd.
2015-6A, 5.64% due 10/10/26[2,4,7]	500,000	463,204
NXT Capital CLO LLC
2013-1A, 4.79% due 04/25/24[2,4,7]	500,000	457,713
Fortress Credit Opportunities V CLO Ltd.
2014-5A, 5.53% due 10/15/26[2,4,7]	500,000	450,324
Treman Park CLO Ltd.
2015-1A, due 04/20/27[4,7,8]	500,000	448,404
Dryden 41 Senior Loan Fund
2015-41A, due 01/15/28[4,7,8]	600,000	415,137

See notes to financial statements.

24 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	May 31, 2016

	Face
	Amount~	Value

ASSET BACKED SECURITIES†† – 11.8% (continued)
Collateralized Loan Obligations – 7.3% (continued)
TCW Global Project Fund II Ltd.
2004-1A, 2.58% due 06/24/16[2,6,7]	$440,226	$369,790
Total Collateralized Loan Obligations		9,939,764

Transportation – 3.0%
Emerald Aviation Finance Ltd.
2013-1, 6.35% due 10/15/38[4,7,9]	1,179,643	1,156,049
Apollo Aviation Securitization Equity Trust
2014-1, 7.38% due 12/15/29[2]	891,026	883,897
2016-1A, 9.75% due 03/17/36[4,7,9]	483,350	488,184
2014-1 C, 10.00% due 12/15/29†††	429,564	427,193
Rise Ltd.
2014-1AB, 6.50% due 02/12/39†††,7	429,688	424,665
Castlelake Aircraft Securitization Trust
2014-1, 7.50% due 02/15/29[4]	410,762	406,039
Turbine Engines Securitization Ltd.
2013-1A, 6.38% due 12/13/48[6,7]	350,277	344,422
Total Transportation		4,130,449

Collateralized Debt Obligations – 1.1%
Anchorage Credit Funding 1 Ltd.
2015-1A, 6.30% due 07/28/30[6]	1,000,000	997,876
FDF I Ltd.
2015-1A, 6.88% due 11/12/30[4,7]	500,000	504,247
Total Collateralized Debt Obligations		1,502,133

Financial – 0.4%
NCBJ 2015-1 A
5.88% due 07/08/22†††,7	500,000	500,000
Total Asset Backed Securities
(Cost $17,047,713)		16,072,336

MORTGAGE BACKED SECURITIES†† – 1.1%
Commercial Mortgage Backed Securities – 0.9%
GS Mortgage Securities Corporation Trust
2016-ICE2, 8.93% due 02/15/33[2,4]	1,200,000	1,203,160

Residential Mortgage Backed Securities – 0.2%
Washington Mutual Mortgage Pass-Through Certificates WMALT Series Trust
2006-8, 4.66% due 10/25/36[7,9]	482,262	309,409
Total Mortgage Backed Securities
(Cost $1,540,150)		1,512,569
Total Investments – 143.7%
(Cost $215,429,219)		$195,595,965
Other Assets & Liabilities, net – (43.7)%		(59,453,864)
Total Net Assets – 100.0%		$136,142,101

See notes to financial statements.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT l 25

PORTFOLIO OF INVESTMENTS continued	May 31, 2016

~  The face amount is denominated in U.S. Dollars, unless otherwise noted.
*  Non-income producing security.
**  Less than 0.1%
†  Value determined based on Level 1 inputs, unless otherwise noted — See Note 4. Value determined based on Level 2 inputs, unless otherwise noted — See Note 4. Value determined based on Level 3 inputs — See Note 4.
1  Security was fair valued by the Valuation Committee at May 31, 2016. The total market value of fair valued securities amounts to $17,065,733, (cost $21,273,968) or 12.2% of total net assets.
2  Variable rate security. Rate indicated is rate effective at May 31, 2016.
3  Perpetual maturity.
4  Security is a 144A or Section 4(a)(2) security. The total market value of 144A or Section 4(a)(2) securities is $74,963,771 (cost $77,789,303), or 55.1% of total net assets. These securities have been determined to be liquid under guidelines established by the Board of Trustees.
5  Security is in default of interest and/or principal obligations.
6  Security is a 144A or Section 4(a)(2) security. These securities are considered illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $2,273,343 (cost $3,871,501), or 1.7% of total net assets — See Note 12.
7  All or a portion of these securities have been physically segregated or earmarked in connection with reverse repurchase agreements and unfunded loan commitments. As of May 31, 2016, the total market value of segregated or earmarked securities was $93,477,797.
8  Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.
9  Security is a step up/step down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity. Rate indicated is rate effective at May 31, 2016.
10  Rate indicated is the 7-day yield as of May 31, 2016.
11  Payment-in-kind security.
AUD B.V. CDO CLO EUR GBP LLC N.V. plc S.A. ULC
Australian Dollar
Limited Liability Company
Collateralized Debt Obligation
Collateralized Loan Obligation
Euro
Great Britain Pound
Limited Liability Company
Publicly Traded Company
Public Limited Company
Corporation Unlimited
Liability Company

See Sector Classification in Supplemental Information section.
See notes to financial statements.

26 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	May 31, 2016

The following table summarizes the inputs used to value the Fund’s investments at May 31, 2016 (see Note 4 in the Notes to Financial Statements):

		Level 2		Level 3
		Significant		Significant
	Level 1	Observable		Unobservable
Description	Quoted Prices	Inputs		Inputs	Total
Assets:
Common Stocks	$–	$–		$1,484,363	$1,484,363
Preferred Stocks	4,519,058	–		–	4,519,058
Exchange-Traded Funds	1,884,805	–		–	1,884,805
Short Term Investments	247,321	–		–	247,321
Corporate Bonds	–	98,439,463		5,956,415	104,395,878
Senior Floating Rate Interests	–	54,299,463		11,180,172	65,479,635
Asset Backed Securities	–	14,720,478		1,351,858	16,072,336
Mortgage Backed Securities	–	1,512,569		–	1,512,569
Forward Foreign Currency Exchange Contracts	–	287,019	*	–	287,019
Total Assets	$6,651,184	$169,258,992		$19,972,808	$195,882,984

Liabilities:
Forward Foreign Currency Exchange Contracts	$–	$49,771	*	$–	$49,771
Unfunded Commitments	–	1,024,204		–	1,024,204
Total Liabilities	$–	$1,073,975		$–	$1,073,975
*Represents the unrealized gain/loss at period end.

If not referenced in the table, please refer to the Portfolio of Investments for a breakdown of investment type by industry category.
The following is a summary of the significant unobservable input used in the fair valuation of assets and liabilities categorized within the Level 3 of the fair value hierarchy:
	Ending Balance at
Category	5/31/2016	Valuation Technique	Unobservable Inputs	Input Range
Asset Backed Securities	$ 851,858	Option adjusted	Indicative Quote	–
		spread off the prior month
		end broker quote over
		the 3 month LIBOR
Asset Backed Securities	500,000	Model Price	Market Comparable Yields	2.4% – 2.8%
Corporate Bonds	1,094,842	Option adjusted	Indicative Quote	–
		spread off the prior month
		end broker quote over
		the 3 month LIBOR
Corporate Bonds	380,626	Enterprise Value	Valuation Multiple*	7.2x
Corporate Bonds	4,175,500	Model Price	Market Comparable Yields	9.2% – 19.5%
Corporate Bonds	305,447	Model Price	Liquidation Value	–
Common Stocks	1,484,015	Enterprise Value	Valuation Multiple*	4.9x – 13.0x
Common Stocks	348	Model Price	Liquidation Value	–

See notes to financial statements.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT l 27

PORTFOLIO OF INVESTMENTS continued	May 31, 2016

	Ending Balance at
Category	5/31/2016	Valuation Technique	Unobservable Inputs	Input Range
Senior Floating Rate Interests	960,375	Option adjusted	Indicative Quote	–
		spread off the prior month
		end broker quote over
		the 3 month LIBOR
Senior Floating Rate Interests	6,333,687	Enterprise Value	Valuation Multiple*	4.9x – 9.0x
Senior Floating Rate Interests	3,788,305	Model Price	Market Comparable Yields	6.2% – 6.8%
Senior Floating Rate Interests	97,804	Model Price	Liquidation Value	–
Significant changes in an indicative quote, liquidation value, market comparable yield or valuation multiple would generally result in significant changes in the fair value of the security.
Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current period.
As of May 31, 2016, the Fund had securities with a total value of $5,888,555 transferred from Level 2 to Level 3 due to lack of availability of market price information at the period end. The Fund had a security with a total value of $348 transferred from Level 1 to Level 3 due to the security being halted on the principal exchange on which it trades.
Summary of Fair Value of Level 3 Activity
Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the year ended May 31, 2016:
LEVEL 3 – Fair Value measurement using significant unobservable inputs

	Senior Floating	Asset-Backed	Corporate	Common
	Rate Interests	Securities	Bonds	Stocks	Total
Assets:
Beginning Balance	$10,253,395	$–	$3,868,867	$229,590	$14,351,852
Purchases	1,450,672	929,564	380,626	–	2,760,862
Corporate Actions	(161,471)	–	–	1,421,026	1,259,555
Paydowns Received	(80,199)	–	(40,000)	–	(120,199)
Payment-in-kind
Distributions Received	213,705	–	85,694	–	299,399
Realized Gain/(Loss)	–	–	(247,649)	–	(247,649)
Total change in unrealized gains or
(losses) included in earnings	235,214	(2,371)	(1,016,408)	(166,601)	(950,166)
Accrued discounts/(premiums)	(111,977)	–	42,538	–	(69,439)
Sales	(2,801,310)	–	(399,000)	–	(3,200,310)
Transfers into Level 3	2,182,143	424,665	3,281,747	348	5,888,903
Ending Balance	$11,180,172	$1,351,858	$5,956,415	$1,484,363	$19,972,808
Net change in unrealized
appreciation (depreciation)
for investments in securities
still held at May 31, 2016	$(129,316)	$(2,371)	$(1,082,786)	$(166,601)	$(1,381,074)

See notes to financial statements.

28 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT

STATEMENTS OF ASSETS AND LIABILITIES	May 31, 2016

ASSETS:
Investments, at value (cost $215,429,219)	$195,595,965
Foreign currency, at value (cost $11,763)	11,763
Cash	946,415
Unrealized appreciation on forward foreign currency exchange contracts	287,019
Receivables:
Interest	2,920,773
Investments sold	2,055,620
Tax reclaims	21,941
Other assets	14,269
Total assets	201,853,765
LIABILITIES:
Reverse repurchase agreements	59,667,134
Unfunded loan commitments, at value (Note 10) (commitment fees
received $1,679,028)	1,024,204
Segregated cash from broker	250,000
Interest payable on borrowings	59,712
Unrealized depreciation on forward foreign currency exchange contracts	49,771
Payable for:
Investments purchased	4,351,923
Investment advisory fees	162,933
Fund accounting fees	9,197
Administration fees	4,524
Trustee’s fees and expenses*	3,437
Accrued expenses and other liabilities	128,829
Total liabilities	65,711,664
NET ASSETS	$136,142,101
NET ASSETS CONSIST OF:
Common stock, $.01 par value per share; unlimited number of shares authorized,
6,629,959 shares issued and outstanding	$66,300
Additional paid-in capital	157,599,238
Undistributed net investment income	2,415,765
Accumulated net realized loss on investments	(4,998,121)
Net unrealized depreciation on investments	(18,941,081)
NET ASSETS	$136,142,101
Net asset value	$20.53
* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT l 29

STATEMENTS OF OPERATIONS	May 31, 2016
For the Year Ended May 31, 2016

INVESTMENT INCOME:
Interest	$16,164,042
Dividends	332,605
Total investment income	16,496,647
EXPENSES:
Investment advisory fees	1,979,757
Interest expense	621,090
Excise tax expense	130,964
Professional fees	88,719
Trustees’ fees and expenses*	77,796
Fund accounting fees	62,269
Administration fees	54,154
Printing fees	41,114
Registration and filings	23,790
Custodian fees	20,501
Transfer agent fees	16,867
Insurance	12,992
Total expenses	3,130,013
Net investment income	13,366,634
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(3,306,732)
Foreign currency transactions	264,420
Net realized gain (loss)	(3,042,312)
Net change in unrealized appreciation (depreciation) on:
Investments	(14,429,208)
Foreign currency translations	(86,782)
Net change in unrealized appreciation (depreciation)	(14,515,990)
Net realized and unrealized gain (loss)	(17,558,302)
Net decrease in net assets resulting from operations	$(4,191,668)
* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
See notes to financial statements.

30 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS	May 31, 2016

	Year Ended	Year Ended
	May 31, 2016	May 31, 2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$13,366,634	$12,912,397
Net realized gain (loss) on investments	(3,042,312)	136,907
Net change in unrealized appreciation (depreciation)
on investments	(14,515,990)	(7,833,771)
Net increase (decrease) in net assets resulting from operations	(4,191,668)	5,215,533
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(14,423,713)	(10,401,790)
Capital gains	–	(3,888,548)
Total distributions to shareholders	(14,423,713)	(14,290,338)
SHAREHOLDER TRANSACTIONS:
Reinvestments	4,542	12,591
Net increase (decrease) in net assets resulting from share transactions	4,542	12,591
Net increase (decrease) in net assets	(18,610,839)	(9,062,214)
NET ASSETS:
Beginning of year	154,752,940	163,815,154
End of year	$136,142,101	$154,752,940
Undistributed net investment income at end of year	$2,415,765	$3,347,759

See notes to financial statements.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT l 31

STATEMENT OF CASH FLOWS	May 31, 2016
For the Year Ended May 31, 2016

Cash Flows from Operating Activities:
Net decrease in net assets resulting from operations	$(4,191,668)
Adjustments to Reconcile Net Decrease in Net Assets Resulting from Operations to
Net Cash Provided by Operating and Investing Activities:
Net change in unrealized appreciation (depreciation) on investments	14,429,208
Net change in unrealized appreciation (depreciation) on forward foreign
currency exchange contracts	90,130
Net realized loss on investments	3,306,732
Net accretion of bond discount and amortization of bond premium	(378,352)
Purchase of long-term investments	(128,081,484)
Paydowns received on mortgage and asset backed securities	12,735,839
Proceeds from sales of long-term investments	124,892,218
Net sales of short-term investments	1,795,551
Other payments	144,266
Commitment fees received on unfunded commitments	299,787
Decrease in segregated cash from broker	(134,000)
Decrease in interest receivable	436,288
Decrease in investments sold receivable	153,702
Increase in tax reclaims receivable	(12,212)
Decrease in other assets	881
Decrease in payable for investments purchased	(3,858,843)
Decrease in investment advisory fees payable	(28,393)
Decrease in fund accounting fees payable	(4,457)
Increase in interest payable on borrowings	47,074
Decrease in administration fees payable	(620)
Increase in trustee fees and expenses payable	2,348
Decrease in accrued expenses and other liabilities	(8,292)
Net Cash Provided by Operating and Investing Activities	21,635,703
Cash Flows From Financing Activities:
Distributions to common shareholders	(14,419,171)
Proceeds from reverse repurchase agreements	165,243,407
Payments made on reverse repurchase agreements	(171,519,007)
Net Cash Provided in Financing Activities	(20,694,771)
Net increase in cash	940,932
Cash at Beginning of Period (including foreign currency)	17,246
Cash at End of Period (including foreign currency)	$958,178
Supplemental Disclosure of Cash Flow Information: Cash paid during the period
for interest	$574,016
Supplemental Disclosure of Non Cash Financing Activity: Dividend reinvestment	$4,542
Supplemental Disclosure of Non Cash Financing Activity: Additional principal
received on payment-in-kind bonds	$294,115

See notes to financial statements.

32 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT

FINANCIAL HIGHLIGHTS	May 31, 2016

			Period
			Ended
	Year Ended	Year Ended	May 31,
	May 31, 2016	May 31, 2015	2014(a)
Per Share Data:
Net asset value, beginning of period	$23.34	$24.71	$23.82
Income from investment operations:
Net investment income(b)	2.02	1.95	1.64
Net gain (loss) on investments (realized and unrealized)	(2.65)	(1.16)	0.71
Total from investment operations	(0.63)	0.79	2.35
Less distributions from:
Net investment income	(2.18)	(1.57)	(1.46)
Capital gains	—	(0.59)	—
Total distributions to shareholders	(2.18)	(2.16)	(1.46)
Net asset value, end of period	$20.53	$23.34	$24.71
Market Value, end of period	$19.86	$23.07	$24.68
Total Return(c)
Net asset value	-2.31%	3.45%	10.12%
Market value	-4.00%	2.54%	5.08%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$136,142	$154,753	$163,815
Ratio to average net assets of:
Total expenses, including interest expense(d)	2.27%	2.04%	1.73%
Net investment income, including interest expense	9.68%	8.23%	7.28%
Portfolio turnover rate(e)	63%	55%	54%

See notes to financial statements.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT l 33

FINANCIAL HIGHLIGHTS continued	May 31, 2016

			Period
			Ended
	Year Ended	Year Ended	May 31,
	May 31, 2016	May 31, 2015	2014(a)
Senior Indebtedness
Total Borrowings outstanding (in thousands)	$59,667	$65,943	$53,344
Asset Coverage per $1,000 of indebtedness(f)	$3,282	$3,360	$4,071

(a)  Since commencement of operations: June 26, 2013. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
(b)  Based on average shares outstanding.
(c)  Total return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distribution are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.
(d)  Excluding interest expense, the annualized operation expense ratio would be 1.82%, 1.76% and 1.55% for the periods ended May 31, 2016, May 31, 2015, and May 31, 2014, respectively.
(e)  Portfolio turnover is not annualized for periods of less than one year.
(f)  Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing by the total borrowings.

See notes to financial statements.

34 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS	May 31, 2016

Note 1 – Organization:
Guggenheim Credit Allocation Fund (the “Fund”) was organized as a Delaware statutory trust on June 7, 2012, and commenced investment operations on June 26, 2013. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Fund’s investment objective is to seek total return through a combination of current income and capital appreciation.
Note 2 – Accounting Policies:
The Fund operates as an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.
The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“GAAP”) and are consistently followed by the Fund. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.
(a) Valuation of Investments
The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities or other assets.
Valuations of the Fund’s securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed and will review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used by, and valuations provided by, the pricing services.
If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.
Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on such day, the security is valued at the mean of the most recent bid and asked prices on such day.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT l 35

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2016

Open-end investment companies (“Mutual Funds”) are valued at their NAV as of the close of business on the valuation date. Exchange Traded Funds (“ETFs”) and closed-end investment companies are valued at the last quoted sales price.
Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker/dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition and repurchase agreements are valued at amortized cost, provided such amount approximates market value.
Typically loans are valued using information provided by an independent third party pricing service which uses broker quotes in a non-active market.
Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the NYSE. The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currency are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities such as World Equity Benchmark Securities. In addition, under the Valuation Procedures, the Valuation Committee and the Guggenheim Funds Investment Advisors, LLC (“GFIA or the “Adviser”) are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.
Investments for which market quotations are not readily available are fair valued as determined in good faith by the Adviser, subject to review by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s) “fair value.” Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).
(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Paydown gains and losses on mortgage and asset-backed securities are treated as an adjustment to interest income. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded

36 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2016

on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.
(c) Currency Translation
Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and asked price of respective exchange rates on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the exchange rate on the bid and asked price of respective exchange rates on the date of the transaction.
The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Foreign exchange realized gain or loss resulting from holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends or interest actually received compared to the amount shown in the Fund’s accounting records on the date of receipt is shown as net realized gains or losses on foreign currency transactions on the Fund’s Statement of Operations.
Foreign exchange unrealized gain or loss on assets and liabilities, other than investments, is shown as unrealized appreciation (depreciation) on foreign currency translation on the Fund’s Statement of Operations.
(d) Forward Exchange Currency Contracts
Forward foreign currency exchange contracts are agreements between two parties to buy and sell currencies at a set price on a future date. Fluctuations in the value of open forward foreign currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund until the contracts are closed. When the contracts are closed, realized gains and losses are recorded, and included on the Statement of Operations in foreign currency transactions.
(e) Distributions to Shareholders
The Fund declares and pays monthly distributions to common shareholders. These distributions consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains. Any net realized long-term capital gains are distributed annually to common shareholders. To the extent distributions exceed taxable income, the excess will be deemed a return of capital.
Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
(f) Indemnifications
Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, throughout

GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT l 37

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2016

the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
Note 3 – Investment Advisory Agreement, Sub-Advisory Agreement and Other Agreements:
Pursuant to an Investment Advisory Agreement (the “Agreement”) between the Fund and Guggenheim Funds Investment Advisors, LLC, the Adviser furnishes offices, necessary facilities and equipment, provides administrative services, oversees the activities of Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”), provides personnel including certain officers required for the Fund’s administrative management and compensates the officers or trustees of the Fund who are affiliates of the Adviser. As compensation for these services, the Fund pays the Adviser a fee, payable monthly, in an amount equal to 1.00% of the Fund’s average daily managed assets.
Pursuant to a Sub-Advisory Agreement (the “Sub-Advisory Agreement”) among the Fund, the Adviser and the Sub-Adviser, GPIM provides a continuous investment program for the Fund’s portfolio; provides investment research, makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including certain officers required for its administrative management and pays the compensation of all officers and trustees of the Fund who are GPIM’s affiliates. As compensation for its services, the Adviser pays GPIM a fee, payable monthly, in an annual amount equal to 0.50% of the Fund’s average daily managed assets.
Certain officers and trustees of the Fund may also be officers, directors and/or employees of the Adviser or GPIM. The Fund does not compensate its officers or trustees who are officers, directors and/or employees of the aforementioned firms.
Rydex Fund Services, LLC (“RFS”), an affiliate of the Adviser and the Sub-Adviser, provides fund administration services to the Fund. As compensation for these services RFS receives a fund administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund.

Managed Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

For purposes of calculating the fees payable under the foregoing agreements, “average daily managed assets” means the average daily value of the Fund’s total assets minus the sum of its accrued liabilities. “Total assets” means all of the Fund’s assets and is not limited to its investment securities. “Accrued liabilities” means all of the Fund’s liabilities other than borrowings for investment purposes.
The Bank of New York Mellon (“BNY”) acts as the Fund’s custodian. As custodian, BNY is responsible for the custody of the Fund’s assets.

38 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2016

RFS acts as the Fund’s accounting agent. As accounting agent, RFS is responsible for maintaining the books and records of the Fund’s securities and cash. RFS receives a fund accounting fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund.

Managed Assets	Rate
First $200,000,000	0.0300%
Next $300,000,000	0.0150%
Next $500,000,000	0.0100%
Over $1,000,000,000	0.0075%
Minimum Annual Charge	$50,000
Certain out-of-pocket charges	Varies

Note 4 – Fair Value Measurement:
In accordance with GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:
Level 1 — quoted prices in active markets for identical assets or liabilities.
Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).
Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.
The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.
Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, they will be determined under the valuation policies that have been reviewed and approved by the Board. In any event, values are determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information and analysis. A significant portion of the Funds’ assets and liabilities are categorized as Level 2 or Level 3, as indicated in this report.
Indicative quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may be also used to value the Fund’s assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although indicative quotes are typically received from established market participants, the Fund may not have the transparency to view the underlying inputs which support the market quotations.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT l 39

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2016

Certain fixed income securities are valued by obtaining a monthly indicative quote from a brokerdealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.
Note 5 – Federal Income Taxes:
The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies.
The Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income and 98.2% of net realized gains exceed the distributions from such taxable income and realized gains for the calendar year. The Fund paid excise tax of $130,964 or $0.020 per share, attributable to calendar year 2015.
Due to inherent differences in the recognition of income, expenses and realized gains/losses under GAAP and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. As of May 31, 2016, the following reclassification was made to the capital accounts of the Fund to reflect permanent book and tax differences relating to currency gain reclass, paydown losses and excise tax paid. Net investment income, net realized gains and net assets were not affected by these reclassifications.
Undistributed Net	Accumulated	Additional
Investment Income	Net Realized Gain	Paid-in Capital
$ 125,085	$ 5,878	$ (130,963)

As of May 31, 2016, the cost of investments and accumulated unrealized appreciation (depreciation) on investments for federal income tax purposes were as follows:
Cost of			Net Tax
Investments	Gross Tax	Gross Tax	Unrealized
for Tax	Unrealized	Unrealized	Depreciation on
Purposes	Appreciation	Depreciation	Investments
$ 215,657,896	$ 3,745,100	$ (23,807,031)	$ (20,061,931)
The net tax unrealized depreciation on unfunded commitments is $654,824.

The differences between book basis and tax basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales, the mark to market of PFIC investments, and equity to debt accruals of income.
As of May 31, 2016, the components of accumulated earnings/(losses) (excluding paid-in capital) on a tax basis were as follows:
Accumulated Long-Term
Undistributed	Gains/(Accumulated	Net Unrealized
Ordinary Income	Capital Losses)	Appreciation/(Depreciation)
$ 2,855,017	$ (4,971,448)	$ (19,407,006)

40 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2016

For the years ended May 31, 2016 and 2015, the tax character of distributions paid to shareholders as reflected in the Statements of Changes in Net Assets was as follows:
Distributions paid from	2016	2015
Ordinary Income	$ 14,423,713	$ 14,290,338
Note: For federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.
For Federal income tax purposes, capital loss carryforwards represent realized losses of the Fund that may be carried forward and applied against future capital gains. Under the RIC Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital loss carryforwards will retain their character as either short-term or long-term capital losses. As of May 31, 2016, capital loss carryforwards for the Fund were as follows:
Total
Unlimited	Unlimited	Capital Loss
Short-Term	Long-Term	Carryforward
$ (546,364)	$ (4,425,084)	$ (4,971,448)
For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions are tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns that would not meet a more-likely-than not threshold of being sustained by the applicable tax authority and would be recorded as a tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then).
Note 6 – Investments in Securities:
During the year ended May 31, 2016, the cost of purchases and proceeds from sales of investments, excluding short-term investments were $128,081,484 and $124,892,218 respectively.
The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended May 31, 2016, the Fund engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:
		Realized
Purchases	Sales	Gain (Loss)
$3,367,475	$14,563,063	$226,766

GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT l 41

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2016

Note 7 – Derivatives:
Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.
The Fund may utilize derivatives for the following purposes:
Hedge – an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.
(a) Forward Exchange Currency Contracts
The Fund enters into forward foreign currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchases and sales commitments denominated in foreign currencies and for investment purposes.
A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. Risk may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Fund has in that particular currency contract.
At May 31, 2016, the following forward foreign currency exchange contracts were outstanding:
						Net Unrealized
			Settlement	Settlement	Value as of	Appreciation
Contracts to Sell		Counterparty	Date	Value	5/31/16	(Depreciation)
AUD	216,000
for USD	158,762	The Bank of New York Mellon	6/14/2016	$ 158,762	$ 155,469	$ 3,293
EUR	9,743,000
for USD	11,117,932	The Bank of New York Mellon	6/13/2016	11,117,932	10,853,395	264,537
EUR	596,000
for USD	682,837	The Bank of New York Mellon	6/13/2016	682,837	663,926	18,911
GBP	500,000
for USD	720,915	The Bank of New York Mellon	6/13/2016	720,915	728,682	(7,767)
GBP	2,719,000
for USD	3,920,567	The Bank of New York Mellon	6/13/2016	3,920,567	3,962,571	(42,004)
GBP	57,000
for USD	83,348	The Bank of New York Mellon	6/13/2016	83,348	83,070	278
Total unrealized appreciation for forward foreign currency exchange contracts						$ 237,248

42 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2016

(b) Summary of Derivatives Information
The following table presents the types of derivatives in the Fund by location as presented on the Statement of Assets and Liabilities at May 31, 2016.
Statement of Asset and Liabilities
Presentation of Fair Values of Derivative Instruments ($000s):

	Asset Derivatives		Liability Derivatives
	Statement of Assets		Statement of Assets
Primary Risk Exposure	and Liabilities Location	Fair Value	and Liabilities Location	Fair Value
	Unrealized appreciation on		Unrealized depreciation on
	forward foreign currency		forward foreign currency
Foreign exchange risk	exchange contracts	$287	exchange contracts	$50

The following table presents the effect of derivatives instruments on the Statement of Operations for the year ended May 31, 2016.
Effect of Derivative Instruments on the Statement of Operations:
Amount of Realized Gain (Loss) on Derivatives (value in $000s)
Primary Risk Exposure	Foreign Currency Transactions
Foreign exchange risk	$264
Change in Unrealized Depreciation on Derivatives (value in $000s)
Primary Risk Exposure	Foreign Currency Translations
Foreign exchange risk	($90)*
* The Statement of Operations includes change in unrealized appreciation (depreciation) on foreign currency and payables or receivables in foreign currency.
Derivative Volume

Forward Foreign Currency Exchange Contracts:
The Fund had the following activity in forward foreign currency exchange contracts during the year ended May 31, 2016:
Average Settlement Value Purchased	$2,674,544
Average Settlement Value Sold	2,796,989

Note 8 – Offsetting:
In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.
In order to better define their contractual rights and to secure rights that will help the Fund mitigate their counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically

GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT l 43

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2016

contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.
For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as segregated cash with broker/ receivable for variation margin, or payable for swap settlement/variation margin. Generally, the amount of collateral due from or to a counter party must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements and offset in the Statement of Assets and Liabilities in conformity with GAAP.
		Gross	Net Amounts
		Amounts	of Assets	Gross Amounts Not
	Gross	Offset in the	Presented in the	Offset in the Statement
	Amounts	Statement of	Statement of	of Assets & Liabilities
	of Recognized	Assets and	Assets and	Financial	Net
Description	Assets	Liabilities	Liabilities	Instruments	Amount
Forward Foreign
Currency Exchange
Contracts	$287,019	$ –	$287,019	$ (49,771)	$ 237,248

		Gross	Net Amounts
		Amounts	of Liabilities	Gross Amounts Not
	Gross	Offset in the	Presented in the	Offset in the Statement
	Amounts	Statement of	Statement of	of Assets & Liabilities
	of Recognized	Assets and	Assets and	Financial	Net
Description	Liabilities	Liabilities	Liabilities	Instruments	Amount
Reverse Repurchase
Agreements	$59,667,134	$ –	$ 59,667,134	$ (59,667,134)	$ –
Forward Foreign
Currency Exchange
Contracts	49,771	–	49,771	(49,771)	–

44 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2016

Note 9 – Leverage:

Reverse Repurchase Agreements
The Fund may enter into reverse repurchase agreements as part of its financial leverage strategy. Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. Such agreements have the economic effect of borrowings. The Fund may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the instruments transferred to another party or the instruments in which the proceeds may be invested would affect the market value of the Fund’s assets. As a result, such transactions may increase fluctuations in the market value of the Fund’s assets. For the year ended May 31, 2016, the average daily balance for which reverse repurchase agreements were outstanding amounted to $59,575,435. The weighted average interest rate was 1.04%. At May 31, 2016, there was $59,667,134 in reverse repurchase agreements outstanding.
The following is a summary of the remaining contractual maturities of the reverse repurchase agreements outstanding as of May 31, 2016, aggregated by asset class of the related collateral pledged by the Fund:
	Overnight and			Greater than
	Continuous	Up to 30 days	31 – 90 days	90 days	Total
Asset Backed Securities	$ –	$ 668,487	$ –	$	$ 668,487
Mortgage Backed
Securities	–	782,000	–	–	782,000
Preferred Stocks	–	944,278	967,000	–	1,911,278
Corporate Bonds	4,828,000	30,558,501	19,710,868	1,208,000	56,305,369
Gross amount of
recognized
liabilities for
reverse repurchase
agreements	$ 4,828,000	$ 32,953,266	$ 20,677,868	$ 1,208,000	$ 59,667,134

GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT l 45

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2016

At May 31, 2016, the Fund had outstanding reverse repurchase agreements with various counterparties. Details of the reverse repurchase agreements by counterparty are as follows:
Counterparty	Interest Rates	Maturity Dates	Face Value
Barclays Capital, Inc.	1.53% - 2.19%	06/02/2016 – 07/05/2016	$ 9,719,783
Bank of America	1.49% - 1.87%	06/02/2016 – 08/25/2016	3,524,476
Citigroup, Inc.	1.52% - 1.85%	06/20/2016 – 06/30/2016	1,220,000
Citigroup, Inc.	(0.25%)	Open Maturity	150,500
Credit Suisse First Boston	1.75%	06/09/2016 – 06/20/2016	3,104,875
Credit Suisse First Boston	1.15%	Open Maturity	370,500
Deutsche Bank	1.40% - 1.65%	06/06/2016 – 09/01/2016	7,712,000
Deutsche Bank	(6.00%)	Open Maturity	637,000
JPMorgan Chase Bank	2.19%	06/17/2016	782,000
Paribas Bank	1.10% - 1.69%	06/01/2016 – 08/19/2016	19,736,000
Royal Bank of Canada	1.20% - 1.60%	06/02/2016 – 07/26/2016	9,040,000
Royal Bank of Canada	0.00%	Open Maturity	3,670,000
			$59,667,134

There is no guarantee that the Fund’s leverage strategy will be successful. The Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile and can magnify the effect of any losses.
Note 10 – Loan Commitments:
Pursuant to the terms of certain Term Loan agreements, the Fund held unfunded loan commitments as of May 31, 2016. The Fund is obligated to fund these loan commitments at the borrower’s discretion. The Fund reserves against such contingent obligations by designating cash, liquid securities, and liquid term loans as a reserve. As of May 31, 2016, the total amount segregated in connection with reverse repurchase agreements and unfunded commitments was $93,477,797.

46 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2016

At May 31, 2016, the Fund had the following unfunded loan commitments which could be extended at the option of the borrower:

Borrower	Maturity Date	Face Amount	Value
Acosta, Inc.	09/26/2019	$ 2,000,000	$ 176,783
Advantage Sales and Marketing	07/21/2019	675,000	54,772
American Seafood	08/04/2021	450,000	58,231
American Stock Transfer	06/11/2018	400,000	22,018
Aspect Software	05/25/2018	550,000	–
Aspect Software	09/30/2016	145,854	–
BBB Industries, LLC	10/17/2019	377,143	35,898
CEVA Group, PLC	03/19/2019	500,000	57,063
Eyemart Express	12/16/2019	1,000,000	86,101
Hillman Group, Inc.	06/13/2019	552,857	37,248
IntraWest Holdings, S.A.R	12/10/2018	1,100,000	22,180
Learning Care Group	05/05/2021	500,000	43,011
McGraw–Hill Global Education	03/22/2018	2,000,000	87,405
Mitel Networks	01/19/2017	750,000	–
National Financial Partners	07/01/2018	1,500,000	87,908
National Technical	06/11/2021	160,588	1,436
Noranda Aluminum	11/08/2016	13,146	312
Phillips Medsize Corp.	06/13/2019	667,238	48,929
PowerSchool, Inc.	07/29/2021	240,000	25,822
ProMach Group, Inc.	10/22/2019	650,000	53,129
Signode Industrial Group	05/01/2019	1,400,000	101,775
Wencor Jazz Acquisition	06/19/2019	338,462	24,183
		$ 15,970,288	$ 1,024,204

Note 11 – Capital:
In connection with its organization process, the Fund sold 4,189 shares of beneficial interest to Guggenheim Funds Distributors, LLC, an affiliate of the Adviser, for consideration of $100,012 at a price of $23.88 per share. The Fund issued 6,000,000 shares of common stock in its initial public offering. These shares were issued at $23.88 per share after deducting the sales load but before underwriters’ expense reimbursement.
In connection with the initial public offering of the Fund’s common shares, the underwriters were granted an option to purchase additional common shares. The underwriters purchased, at a price of $23.88 per common share (after deducting the sales load but before offering expenses incurred by the Fund), 625,000 common shares of the Fund and 125,000 common shares on July 19, 2013, and August 13, 2013, respectively, pursuant to the over-allotment option.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT l 47

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2016

Offering costs, estimated at $331,250 or $0.05 per share, in connection with the issuance of common shares have been borne by the Fund and were charged to paid-in capital. The Adviser and GPIM have agreed to pay offering expenses (other than sales load, but including reimbursement of expenses to the underwriters) in excess of $0.05 per common share.
Common Shares
The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 6,629,959 issued and outstanding.
Transactions in common shares were as follows:

	Year Ended	Year Ended
	May 31, 2016	May 31, 2015
Beginning Shares	6,629,724	6,629,189
Common shares issued through dividend reinvestment	235	535
Ending Shares	6,629,959	6,629,724

Note 12 – Restricted Securities:
The securities below are considered illiquid and restricted under guidelines established by the Board of Trustees:
Restricted Securities	Acquisition Date	Cost	Value
Anchorage Credit Funding 1 Ltd., 6.30%
due 07/28/30	05/07/15	$ 1,000,000	$ 997,876
Mirabela Nickel Ltd., 9.50%
due 06/24/19	06/09/14	1,121,053	305,447
R&R Ice Cream plc, 8.25%
due 05/15/20	06/16/14	187,926	148,528
Schahin II Finance Company SPV Ltd.,
5.88% due 09/25/22	01/18/14	783,911	107,280
Turbine Engines Securitization Ltd.,
6.38% due 12/15/48	12/12/13	344,118	344,422
TCW Global Project Fund II Ltd.,
2.58% due 06/24/2016	08/20/15	434,493	369,790
		$ 3,871,501	$ 2,273,343

Note 13 – Subsequent Event:
The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require adjustment to or disclosure in the Fund’s financial statements.

48 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	May 31, 2016

The Board of Trustees and Shareholders of
Guggenheim Credit Allocation Fund
We have audited the accompanying statement of assets and liabilities of the Guggenheim Credit Allocation Fund (the Fund), including the schedule of investments, as of May 31, 2016, and the related statements of operations and cash flows for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period June 26, 2013 (commencement of operations) through May 31, 2014. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2016, by correspondence with the custodian, brokers, and paying agents or by other appropriate auditing procedures where replies from brokers or paying agents were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Guggenheim Credit Allocation Fund at May 31, 2016, the results of its operations and its cash flows for the year then ended, and the changes in its net assets and its financial highlights for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period June 26, 2013 (commencement of operations) through May 31, 2014, in conformity with U.S. generally accepted accounting principles.
McLean, Virginia
July 28, 2016

GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT l 49

SUPPLEMENTAL INFORMATION (Unaudited)	May 31, 2016

Federal Income Tax Information
The Fund intends to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Relief and Reconciliation Act of 2003. See Qualified dividend column in the table below.
In January 2017, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2016. See dividend received deduction in the column below.
Qualified Dividend	Dividend Received
Income	Deduction
0.97%	0.97%

Additionally, of the taxable ordinary income distributions paid during the fiscal year ending May 31, 2016, the Fund had the corresponding percentages qualify as interest related dividends and qualified short-term capital gains as permitted by IRC Section 871(k)(1) and IRC Section 871(k)(2), respectively.
% Qualifying	% STCG Qualifying
48.55%	0%

Sector Classification
Information in the “Schedule of Investments” is categorized by sectors using sector-level classifications used by Bloomberg Industry Classification System, a widely recognized industry classifica -tion system provider. In the Fund’s registration statement, the Fund has investment policies relating to concentration in specific industries. For purposes of these investment policies, the Fund usually classifies industries based on industry-level classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.
Result of Shareholder Votes
The Annual Meeting of Shareholders of the Fund was held on April 6, 2016. Common shareholders voted on the approval of the election of Trustees.
With regards to the election of the following Trustees by common shareholders of the Fund:
	# of Shares in Favor	# of Shares Against	# of Shares Abstained
Robert B. Karn III	5,931,477	149,543	125,447
Maynard F. Oliverius	5,937,731	147,516	121,220
Ronald E. Toupin, Jr.	5,949,177	149, 305	107,984

The other Trustees of the Fund not up for election in 2016 are Randall C. Barnes, Donald A. Chubb, Jr., Jerry B. Farley, Roman Friedrich III, Ronald A. Nyberg, and Donald C. Cacciapaglia.

50 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited) continued	May 31, 2016

Trustees (a)
The Trustees of the Guggenheim Credit Allocation Fund and their principal occupations during the past five years:
	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address*	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served**	During Past Five Years	Overseen	Held by Trustees
Independent Trustees:
Randall C. Barnes	Trustee	Since 2013	Current: Private Investor (2001-present).	100	Current: Trustee, Purpose Investments
(1951)					Funds (2014-present).
Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997);
President, Pizza Hut International (1991-1993); Senior Vice President,
Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).
Donald A.	Trustee and	Since 2014	Current: Business broker and manager of commercial real estate, Griffith &	96	Current: Midland Care, Inc.
Chubb, Jr.	Chairman of		Blair, Inc. (1997-present).		(2011-present).
(1946)	the Valuation
Committee
Jerry B. Farley	Trustee	Since 2014	Current: President, Washburn University (1997-present).	96	Current: Westar Energy, Inc.
(1946)					(2004-present); CoreFirst Bank & Trust
(2000-present).
Roman Friedrich III	Trustee and	Since 2013	Current: Founder and Managing Partner, Roman Friedrich & Company	96	Current: Zincore Metals, Inc.
(1946)	Chairman of		(1998-present).		(2009-present).
the Contracts
	Review		Former: Senior Managing Director, MLV & Co. LLC (2010-2011).		Former: Axiom Gold and
	Committee				Silver Corp. (2011-2012).
Robert B. Karn III	Trustee and	Since 2013	Current: Consultant (1998-present).	96	Current: Peabody Energy Company
(1942)	Chairman of				(2003-present); GP Natural Resource
	the Audit		Former: Arthur Andersen (1965-1997) and Managing Partner, Financial and		Partners, LLC (2002- present).
	Committee		Economic Consulting, St. Louis office (1987-1997).
Ronald A. Nyberg	Trustee and	Since 2013	Current: Partner, Nyberg & Cassioppi, LLC (2000-present).	102	Current: Edward-Elmhurst Healthcare
(1953)	Chairman of				System (2012-present).
	the Nominating		Former: Executive Vice President, General Counsel, and Corporate Secretary,
	and Governance		Van Kampen Investments (1982-1999).
Committee

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SUPPLEMENTAL INFORMATION (Unaudited) continued	May 31, 2016

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address*	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served**	During Past Five Years	Overseen	Held by Trustees
Independent Trustees continued:
Maynard F.	Trustee	Since 2014	Current: Retired.	96	Current: Fort Hays State University
Oliverius					Foundation (1999-present);
(1943)			Former: President and CEO, Stormont-Vail HealthCare (1996-2012).		Stormont-Vail Foundation
(2013-present); University of
Minnesota MHA Alumni Philanthropy
Committee (2009-present).

Former: Topeka Community Foundation
(2009-2014).
Ronald E.	Trustee and	Since 2013	Current: Portfolio Consultant (2010-present).	99	Former: Bennett Group of Funds
Toupin, Jr.	Chairman of				(2011-2013).
(1958)	the Board		Former: Vice President, Manager and Portfolio Manager, Nuveen Asset
Management (1998-1999); Vice President, Nuveen Investment Advisory Corp.
(1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts
(1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit
Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

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SUPPLEMENTAL INFORMATION (Unaudited) continued	May 31, 2016

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address*	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served**	During Past Five Years	Overseen	Held by Trustees
Interested Trustee:
Donald C.	President,	Since 2013	Current: President and CEO, certain other funds in the Fund Complex	231	Current: Clear Spring Life Insurance
Cacciapaglia***	Chief Executive		(2012-present); Vice Chairman, Guggenheim Investments (2010-present).		Company (2015-present); Guggenheim
(1951)	Officer and				Partners Japan, Ltd. (2014-present);
	Trustee		Former: Chairman and CEO, Channel Capital Group, Inc. (2002-2010).		Delaware Life (2013-present);
Guggenheim Life and Annuity Company
(2011-present); Paragon Life Insurance
Company of Indiana (2011-present).

*    The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606.
**   This is the period for which the Trustee began serving the Fund. After a Trustee’s initial term, each Trustee is expected to serve a three year term concurrent with the class of Trustees for which he serves: —Messrs. Barnes, Cacciapaglia and Chubb are Class I Trustees. Class I Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ended May 31, 2017.
—Messrs. Farley, Friedrich and Nyberg are Class II Trustees. Class II Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ended May 31, 2018.
—Messrs. Karn, Oliverius and Toupin are Class III Trustees. Class III Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ended May 31, 2019.
***   This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of his position with the Funds’ Investment Manager and/or the parent of the Investment Manager.
(a)   As of April 3, 2014. At a special meeting of the shareholders held in April 2014, shareholders of the Trust elected the following individuals to serve as Trustees: Donald A. Chubb, Jerry B. Farley and Maynard F. Oliverius.

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SUPPLEMENTAL INFORMATION (Unaudited) continued	May 31, 2016

Principal Executive Officers
The Principal Executive Officers, of the Guggenheim Credit Allocation Fund, who are not trustees, and their principal occupations during the past five years:
Term of
	Position(s)	Office
	held	and Length
Name, Address*	with the	of Time
and Year of Birth	Trust	Served**	Principal Occupations During Past Five Years
Officers:
Joseph M.	Assistant	Since 2014	Current: Assistant Treasurer, certain other funds in the Fund Complex (2006-present); Vice President, Security Investors, LLC (2010-present); CFO
Arruda	Treasurer		and Manager, Guggenheim Specialized Products, LLC (2009-present).
(1966)
Former: Vice President, Security Global Investors, LLC (2010-2011); Vice President, Rydex Advisors, LLC (2010); Vice President, Rydex Advisors II,
LLC (2010).
William H.	Vice President	Since 2014	Current: Vice President, certain other funds in the Fund Complex (2006-present); Managing Director, Guggenheim Funds Investment Advisors,
Belden, III			LLC (2005-present).
(1965)
Former: Vice President of Management, Northern Trust Global Investments (1999-2005).
Joanna M.	Chief	Since 2013	Current: Chief Compliance Officer, certain funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments
Catalucci	Compliance		(2012-present).
(1966)	Officer
Former: Chief Compliance Officer and Secretary, certain other funds in the Fund Complex (2008-2012); Senior Vice President & Chief Compliance
Officer, Security Investors, LLC and certain affiliates (2010-2012); Chief Compliance Officer and Senior Vice President, Rydex Advisors, LLC and
certain affiliates (2010-2011).
James M. Howley	Assistant	Since 2013	Current: Director, Guggenheim Investments (2004-present) ; Assistant Treasurer, certain other funds in the Fund Complex (2006-present).
(1972)	Treasurer
Former: Manager of Mutual Fund Administration, Van Kampen Investments, Inc. (1996-2004).
Amy J. Lee	Chief	Since 2013	Current: Chief Legal Officer, certain other funds in the Fund Complex (2013-present); Senior Managing Director, Guggenheim Investments
(1961)	Legal		(2012-present).
Officer
Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit
Corporation (2004-2012).

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SUPPLEMENTAL INFORMATION (Unaudited) continued	May 31, 2016

Term of
	Position(s)	Office
	held	and Length
Name, Address*	with the	of Time
and Year of Birth	Trust	Served**	Principal Occupations During Past Five Years
Officers continued:
Mark E. Mathiasen	Secretary	Since 2013	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
(1978)
Michael P. Megaris	Assistant	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Vice President, Guggenheim Investments (2012-present).
(1984)	Secretary
Former: J.D., University of Kansas School of Law (2009-2012).
Adam Nelson	Assistant	Since 2015	Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).
(1979)	Treasurer
Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant
Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).
Kimberly J. Scott	Assistant	Since 2013	Current: Vice President, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).
(1974)	Treasurer
Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen
Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments,
Inc./Morgan Stanley Investment Management (2005-2009).
Bryan Stone	Vice President	Since 2014	Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).
(1979)
Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).
John L. Sullivan	Chief	Since 2013	Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director,
(1955)	Financial		Guggenheim Investments (2010-present).
Officer, Chief
	Accounting		Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head
	Officer and		of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); CFO and Treasurer, Van Kampen Funds
	Treasurer		(1996-2004).
*  The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606.
** Each officer serves an indefinite term, until his or her successor is duly elected and qualified. The data reflects the commencement date upon which the officer held any officer position with the Fund.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT l 55

DIVIDEND REINVESTMENT PLAN (Unaudited)	May 31, 2016

Unless the registered owner of common shares elects to receive cash by contacting the Computershare Trust Company, N.A. (the “Plan Administrator”), all dividends declared on common shares of the Fund will be automatically reinvested by the Plan Administrator, Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.
The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.
If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

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DIVIDEND REINVESTMENT PLAN (Unaudited) continued	May 31, 2016

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.
There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.
The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.
All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., P.O. Box 30170 College Station, TX 77842-3170; Attention: Shareholder Services Department, Phone Number: (866) 488-3559 or online at www.computershare.com/investor.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT l 57

REPORT OF THE GUGGENHEIM CREDIT ALLOCATION
FUND (GGM) CONTRACTS REVIEW COMMITTEE	May 31, 2016

Guggenheim Credit Allocation Fund (the “Fund”) was organized as a Delaware statutory trust on June 7, 2012, and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”), a subsidiary of Guggenheim Funds Services, LLC (“GFS”), an indirect subsidiary of Guggenheim Partners, LLC, a global, diversified financial services firm (“Guggenheim Partners”), serves as the Fund’s investment adviser and provides certain administrative and other services pursuant to an investment advisory agreement between the Fund and GFIA (the “Investment Advisory Agreement”). (Guggenheim Partners, GFIA, GFS, Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”) and their affiliates may be referred to herein collectively as “Guggenheim.” “Guggenheim Investments” refers to the investment management business of Guggenheim Partners and includes GFIA, GPIM and Security Investors, LLC.) Under the terms of the Investment Advisory Agreement, GFIA also is responsible for overseeing the activities of GPIM, an indirect subsidiary of Guggenheim Partners, which performs portfolio management and related services for the Fund pursuant to an investment sub-advisory agreement by and among the Fund, the Adviser and GPIM (the “Sub-Advisory Agreement” and together with the Investment Advisory Agreement, the “Advisory Agreements”). Under the supervision and oversight of GFIA and the Fund’s Board of Trustees (the “Board,” with the members of the Board referred to individually as the “Trustees”), GPIM provides a continuous investment program for the Fund’s portfolio, provides investment research, makes and executes recommendations for the purchase and sale of securities and provides certain facilities and personnel for the Fund.
Following an initial two-year term, the Advisory Agreements continue in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, and, in either event, (ii) the vote of a majority of the Trustees who are not “interested person[s],” as defined by the 1940 Act, of the Trust (the “Independent Trustees”) casting votes in person at a meeting called for such purpose. At meetings held in person on April 27, 2016 (the “April Meeting”) and on May 17, 2016 (the “May Meeting”), the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Advisory Agreements. As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”). Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Advisory Agreements and other principal contracts. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. Recognizing that the evaluation process with respect to the services provided by each of GFIA and GPIM is an ongoing one, the Committee also considered the variety of written materials, reports and oral presentations the Board received throughout the year regarding performance and operating results of the Fund.
In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help boards of directors/trustees fulfill their advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with comparisons to a peer group of funds identified by Guggenheim, based on a methodology reviewed by the Board. In addition, Guggenheim provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Independent Trustees. Guggenheim also made a presentation at the April Meeting which, among other

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FUND (GGM) CONTRACTS REVIEW COMMITTEE continued	May 31, 2016

things, addressed areas identified for discussion by the Independent Trustees and Independent Legal Counsel. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided following the April Meeting (collectively with the foregoing reports and materials, the “Contract Review Materials”).
The Committee considered the Contract Review Materials in the context of its accumulated experience in governing the Fund and weighed the factors and standards discussed with Independent Legal Counsel. Following an analysis and discussion of the factors identified below and in the exercise of its business judgment, the Committee concluded that it was in the best interest of the Fund to recommend that the Board approve the renewal of both of the Advisory Agreements for an additional annual term.
Investment Advisory Agreement
Nature, Extent and Quality of Services Provided by the Adviser: With respect to the nature, extent and quality of services currently provided by the Adviser, the Committee noted that the Adviser delegated responsibility for the investment and reinvestment of the Fund’s assets to the Sub-Adviser. The Committee considered the Adviser’s responsibility to oversee the Sub-Adviser and that the Adviser has similar oversight responsibilities for other registered investment companies for which GFIA serves as investment adviser. The Committee took into account information provided by Guggenheim describing and illustrating the Adviser’s processes and activities for providing oversight of the Sub-Adviser’s investment strategies and compliance with investment restrictions, including information regarding the Adviser’s Sub-Advisory Oversight Committee. The Committee also considered the secondary market support services provided by Guggenheim to the Fund and, in this regard, noted the materials describing the activities of Guggenheim’s dedicated Closed-End Fund Team, including with respect to communication with financial advisors, data dissemination and relationship management. In addition, the Committee considered the information provided by Guggenheim concerning the education, experience, professional affiliations, areas of responsibility and duties of key personnel performing services for the Fund, including those personnel providing compliance oversight. In this connection, the Committee considered Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Fund and noted Guggenheim’s report on recent additions and departures in personnel who work on matters relating to the Fund or are significant to the operations of the Adviser.
The Committee also considered the Adviser’s attention to relevant developments in the mutual fund industry and its observance of compliance and regulatory requirements and noted that on a regular basis the Board receives and reviews information from the Fund’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, as well as from Guggenheim’s Chief Risk Officer. The Committee also noted updates by Guggenheim to certain compliance programs, including with respect to Code of Ethics monitoring, and the implementation of additional forensic testing. The Committee took into consideration the settlement of a regulatory matter concerning GPIM and remedial steps taken in response by Guggenheim to enhance its organizational structure for compliance. In this connection, the Committee considered information provided by Guggenheim regarding the findings of an independent compliance consultant retained to review GPIM’s compliance program and the consultant’s conclusion that the program is reasonably designed to prevent and detect violations of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder. Moreover,

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REPORT OF THE GUGGENHEIM CREDIT ALLOCATION
FUND (GGM) CONTRACTS REVIEW COMMITTEE continued	May 31, 2016

in connection with the Committee’s evaluation of the overall package of services provided by the Adviser, the Committee considered the Adviser’s role in monitoring and coordinating compliance responsibilities with the administrator, custodian and other service providers to the Fund.
With respect to Guggenheim’s resources and the Adviser’s ability to carry out its responsibilities under the Investment Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee certain unaudited financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”). (Thereafter, the Committee received the audited consolidated financial statements of GPIMH as supplemental information.)
The Committee also considered the acceptability of the terms of the Investment Advisory Agreement (including the scope of services required to be performed by GFIA). Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, including the Committee’s knowledge of how the Adviser performs its duties through Board meetings, discussions and reports during the year, the Committee concluded that the Adviser and its personnel were qualified to serve the Fund in such capacity and may reasonably be expected to continue to provide a high quality of services under the Investment Advisory Agreement with respect to the Fund.
Investment Performance: The Fund commenced investment operations on June 26, 2013. The Committee considered the Fund’s investment performance by reviewing the Fund’s total return on an NAV and market price basis for the one-year and three-month periods ended December 31, 2015. The Committee compared the Fund’s performance to a peer group of closed-end funds identified by Guggenheim (the “peer group of funds”) and the Fund’s benchmark for the same time periods. The Committee noted that the Adviser’s peer group selection methodology for the Fund starts with the entire U.S.-listed taxable closed-end fund universe, and excludes funds that: (i) invest more than 80% in one asset class; (ii) invest less than 20% in each of corporate bonds and banks loans; (iii) invest more than 50% outside the U.S.; (iv) invest more than 30% in investment grade securities; and (v) invest more than 30% in asset-backed securities (ABS) or mortgage-backed securities (MBS). The Committee considered that the peer group of funds is consistent with the peer group used for purposes of the Fund’s quarterly performance reporting.
The Committee noted that the Fund’s investment results were consistent with its investment objective to seek total return through a combination of current income and capital appreciation. The Committee also considered that the Adviser does not directly manage the investment portfolio but delegated such duties to the Sub-Adviser. In addition, the Committee considered the Fund’s structure and form of leverage, and among other information related to leverage, the cost of the leverage and the aggregate leverage outstanding as of December 31, 2015, as well as net yield on leverage assets and net impact on common assets due to leverage for the one-year period ended December 31, 2015 and annualized for the since-inception period ended December 31, 2015. Based on the information provided, including with respect to the Adviser’s sub-advisory oversight processes, the Committee concluded that the Adviser had appropriately reviewed and monitored the Sub-Adviser’s investment performance.
Comparative Fees, Costs of Services Provided and the Profits Realized by the Adviser from its Relationship with the Fund: The Committee compared the Fund’s advisory fee (which includes the sub-advisory fee paid to the Sub-Adviser) and total net expense ratio, in each case as a percentage of average net assets for the latest fiscal year, to the peer group of funds and noted the Fund’s

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percentile rankings in this regard. The Committee also reviewed the average and median advisory fees and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees and other operating expenses) of the peer group of funds. The Committee considered that although the Fund’s total net expense ratio was above the peer group median (60th percentile), the Fund’s advisory fee was equal to the peer group median. With respect to the Fund’s total net expense ratio, the Committee noted Guggenheim’s statement that the Fund is one of the smaller funds in its peer group of funds. The Committee also took into account the payment of an excise tax in 2015 and 2014 and noted Guggenheim’s view that given the investment returns achieved by the Fund, the returns generated on the assets retained in the Fund through the payment of the excise tax was in the best interest of the Fund, even though it resulted in an increased expense ratio.
The Committee compared the advisory fee paid by the Fund to the Adviser to the fees charged by the Adviser and/or the Sub-Adviser to other clients, including other funds (both registered investment companies and private funds) and separate accounts (“Other Clients”), that are considered to have similar investment strategies and policies as the Fund. In considering the fees charged to Other Clients and, in particular, to private funds managed with an opportunistic credit strategy, the Committee considered, among other things, Guggenheim’s representations about the significant differences between managing registered funds as compared to private funds and separate accounts, including the additional resources and greater regulatory costs associated with the management of registered fund assets. The Committee also considered Guggenheim’s explanation that lower fees are charged in certain instances due to various other factors, including the scope of contract, type of investors, applicable legal, governance and capital structures, tax status and historical pricing reasons. The Committee concluded that the information it received demonstrated that the aggregate services provided to the Fund were sufficiently different from those provided to Other Clients with similar investment strategies to support the difference in fees.
With respect to the costs of services provided and profits realized by Guggenheim Investments from its relationship with the Fund, the Committee reviewed a profitability analysis and data from management setting forth the average assets under management for the twelve months ended December 31, 2015, ending assets under management as of December 31, 2015, gross revenues received by Guggenheim Investments, expenses allocated to the Fund, earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts as of December 31, 2014. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis.
In the course of its review of Guggenheim Investments’ profitability, the Committee took into account the methods used by Guggenheim Investments to determine expenses and profit and reviewed a report from an independent accounting firm evaluating Guggenheim Investments’ approach to allocating costs and determining the profitability of Guggenheim Investments with respect to individual funds and the entire fund complex. In evaluating the costs of services provided and the profitability to Guggenheim Investments, based upon the profitability rate with respect to the Fund presented by Guggenheim Investments and the conclusion of the independent accounting firm that the methodology used for calculating such rate was reasonable, the Committee concluded that the profits were not unreasonable.

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The Committee considered other benefits available to the Adviser because of its relationship with the Fund and noted that the Adviser may be deemed to benefit from arrangements whereby an affiliate, Rydex Fund Services, LLC, currently receives fees from the Fund for (i) providing certain administrative services pursuant to an administration agreement, and (ii) maintaining the books and records of the Fund’s securities and cash pursuant to a fund accounting agreement. The Committee reviewed the compensation arrangements for the provision of the foregoing services, as well as Guggenheim’s profitability from providing such services. The Committee also noted that another Guggenheim affiliate, GPIM, receives sub-advisory fees for managing the investment portfolio. In addition, the Committee noted the Adviser’s statement that it may benefit from marketing synergies arising from offering a broad spectrum of products, including the Fund.
Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow (primarily through the appreciation of the Fund’s investment portfolio), whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders. In this respect, the Committee considered that advisory fee breakpoints generally are not relevant given the structural nature of closed-end funds, which, though able to conduct additional share offerings periodically, do not continuously offer new shares and thus, do not experience daily inflows and outflows of capital. In addition, the Committee took into account that given the relative size of the Fund, Guggenheim does not believe breakpoints are appropriate at this time. The Committee also considered that to the extent the Fund’s assets increase over time (whether through periodic offerings or internal growth from asset appreciation), the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets.
The Committee determined that, taking into account all relevant factors, the Fund’s advisory fee was reasonable.
Sub-Advisory Agreement
Nature, Extent and Quality of Services Provided by the Sub-Adviser: With respect to the nature, extent and quality of services provided by the Sub-Adviser, the Committee considered the qualifications, experience and skills of the Sub-Adviser’s portfolio management and other key personnel and information from the Sub-Adviser describing the scope of its services to the Fund. With respect to Guggenheim’s resources and the Sub-Adviser’s ability to carry out its responsibilities under the Sub-Advisory Agreement, as noted above, the Committee considered the financial condition of GPIMH. (Thereafter, the committee received the audited financial statements of GPIM as supplemental information.)
The Committee also considered the acceptability of the terms of the Sub-Advisory Agreement. In addition, the Committee considered the Sub-Adviser’s efforts in pursuing the Fund’s investment objective of seeking to provide a high level of current income and gains, with a secondary objective of long-term capital appreciation. Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, including the Committee’s knowledge of how the Sub-Adviser performs its duties through Board

62 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT

REPORT OF THE GUGGENHEIM CREDIT ALLOCATION
FUND (GGM) CONTRACTS REVIEW COMMITTEE continued	May 31, 2016

meetings, discussions and reports during the year, the Committee concluded that the Sub-Adviser and its personnel were qualified to serve the Fund in such capacity and may reasonably be expected to continue to provide a high quality of services under the Sub-Advisory Agreement.
Investment Performance: The Committee reviewed the performance of the Fund and the peer group of funds over recent periods of time, noting that the Fund had a limited performance history, having commenced investment operations on June 26, 2013. The Committee noted that the Fund’s return on an NAV basis exceeded the median return of its peer group for the one-year and three-month periods ended December 31, 2015 (40th percentile and 30th percentile, respectively).
In addition, the Committee noted Guggenheim’s belief that there is no single optimal performance metric, nor is there a single optimal time period over which to evaluate performance and that a thorough understanding of performance comes from analyzing measures of returns, risk and risk-adjusted returns, as well as evaluating strategies both relative to their market benchmarks and to peer groups of competing strategies. Thus, the Committee also reviewed and considered the additional performance and risk metrics provided by Guggenheim, including the Fund’s standard deviation, tracking error, beta, Sharpe ratio, information ratio and alpha compared to the benchmark versus that of the Fund’s peers. In assessing the foregoing, the Committee considered Guggenheim’s statement that the Fund’s performance in 2015 and since inception exceeded the market benchmark before fees, but trailed after fees and ranked near the average of the peer universe, while producing risk, as measured by standard deviation, beta and down-capture ratios, which was lower than peers, resulting in consistently superior risk-adjusted returns.
After reviewing the foregoing and related factors, the Committee concluded that the Fund’s performance was acceptable.
Comparative Fees, Costs of Services Provided and the Profits Realized by the Sub-Adviser from its Relationship with the Fund: The Committee reviewed the level of sub-advisory fees payable to GPIM, noting that the fees are paid by GFIA and do not impact the fees paid by the Fund. The Committee also reviewed the total amount of sub-advisory fees paid to GPIM for the twelve months ended December 31, 2015.
Economies of Scale: The Committee recognized that, because the Sub-Adviser’s fees are paid by the Adviser and not the Fund, the analysis of economies of scale was more appropriate in the context of the Committee’s consideration of the Investment Advisory Agreement, which was separately considered. (See “Investment Advisory Agreement—Economies of Scale” above.)
Overall Conclusions
Based on the foregoing, the Committee determined that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of each Advisory Agreement is in the best interest of the Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his business judgment, may attribute different weights to different factors. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of each Advisory Agreement for an additional annual term. Thereafter, on May 18, 2016, the Board, including all of the Independent Trustees, approved the renewal of the Advisory Agreement for an additional annual term.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT l 63

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FUND INFORMATION	May 31, 2016

Board of Trustees Randall C. Barnes Donald C. Cacciapaglia*	Investment Adviser Guggenheim Funds Investment Advisors, LLC Chicago, IL
Donald A. Chubb
Jerry B. Farley	Investment Sub-Adviser
Roman Friedrich III	Guggenheim Partners Investment
Robert B. Karn III
Ronald A. Nyberg
Maynard F. Oliverius
Ronald E. Toupin, Jr.,
Chairperson

* Trustee is an “interested person” (as defined
in section 2(a)(19) of the 1940 Act)
(“Interested Trustee”) of the Trust because of
his position as the President and CEO of the
Investment Adviser and Distributor.

Management, LLC
Santa Monica, CA

Administrator and Accounting Agent
Rydex Fund Services, LLC
Rockville, MD

Custodian
The Bank of New York Mellon Corp
New York, NY

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP

Principal Executive Officers	New York, NY
Donald C. Cacciapaglia President and Chief Executive Officer	Independent Registered Public Accounting Firm
Joanna M. Catalucci Chief Compliance Officer	Ernst & Young LLP McLean, VA

Amy J. Lee
Chief Legal Officer

Mark E. Mathiasen
Secretary

John L. Sullivan
Chief Financial Officer,
Chief Accounting Officer and Treasurer

66 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT

FUND INFORMATION continued	May 31, 2016

Privacy Principles of the Fund
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.
Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).
The Fund restricts access to non-public personal information about its shareholders to employees of the Fund’s investment advisor and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.
Questions concerning your shares of Guggenheim Credit Allocation Fund?
• If your shares are held in a Brokerage Account, contact your Broker.
• If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent:
  Computershare Trust Company N.A., P.O. Box 30170 College Station, TX 77842-3170; (866) 488-3559 or online at www.computershare.com/investor.
This report is sent to shareholders of Guggenheim Credit Allocation Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (800) 345-7999.
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (800) 345-7999, by visiting the Fund’s website at guggenheiminvestments.com/ggm or by accessing the Fund’s Form N-PX on the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov.
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by visiting the Fund’s website at guggenheiminvestments.com/ggm. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.sec.gov.
Notice to Shareholders
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase shares of its common stock in the open market.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT l 67

ABOUT THE FUND MANAGERS

Guggenheim Partners Investment Management, LLC
Guggenheim Partners Investment Management, LLC (“GPIM”) is an indirect subsidiary of Guggenheim Partners, LLC, a diversified financial services firm. The firm provides capital markets services, portfolio and risk management expertise, wealth management, and investment advisory services. Clients of Guggenheim Partners, LLC subsidiaries are an elite mix of individuals, family offices, endowments, foundations, insurance companies and other institutions.
Investment Philosophy
GPIM’s investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indexes with both lower volatility and lower correlation of returns over time as compared to such benchmark indexes.
Investment Process
GPIM’s investment process is a collaborative effort between various groups including the Portfolio Construction Group, which utilize proprietary portfolio construction and risk modeling tools to determine allocation of assets among a variety of sectors, and its Sector Specialists, who are responsible for security selection within these sectors and for implementing securities transactions, including the structuring of certain securities directly with the issuers or with investment banks and dealers involved in the origination of such securities.
Guggenheim Funds Distributors, LLC
227 West Monroe Street
Chicago, IL 60606
Member FINRA/SIPC
(07/16)
NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE
CEF-GGM-AR-0516

Item 2.  Code of Ethics.
(a)	The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.
(b)	No information need be disclosed pursuant to this paragraph.
(c)	The registrant has not amended its Code of Ethics during the period covered by the report presented in Item 1 hereto.
(d)	The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.
(e)	Not applicable.
(f)	(1) The registrant's Code of Ethics is attached hereto as an exhibit.
(2) Not applicable.
(3) Not applicable.
Item 3.  Audit Committee Financial Expert.
The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee, Robert B. Karn III.  Mr. Karn is an “independent” Trustee as defined in this Item 3 of Form N-CSR.  Mr. Karn qualifies as an audit committee financial expert by virtue of his experience obtained as a managing partner in a public accounting firm, which included an understanding of generally accepted accounting principles (“GAAP”) in connection with the accounting for estimates, accruals and reserves and also the review, audit and evaluation of financial statements using GAAP.

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification.  The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the Audit Committee or Board of Trustees.)

Item 4.  Principal Accountant Fees and Services.
(a) Audit Fees:  the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $46,075 and $38,955 for the fiscal years ending May 31, 2016 and May 31, 2015, respectively.
 (b) Audit-Related Fees: the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph 4(a) of this Item, were $0 and $0 for the fiscal years ending May 31, 2016 and May 31, 2015, respectively.
The registrant’s principal accountant did not bill for non-audit services that required approval by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.
(c) Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $10,323 and $10,022 for the fiscal years ending May 31, 2016 and May 31, 2015, respectively.
The registrant’s principal accountant did not bill for non-audit services that required approval by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.
(d)  All Other Fees: the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item 4 were $0 and $0 for the fiscal years ending May 31, 2016 and May 31, 2015, respectively.
The registrant’s principal accountant did not bill for non-audit services that required approval by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.
 (e)  Audit Committee Pre-Approval Policies and Procedures.
(1) The registrant’s audit committee reviews, and in its sole discretion, pre-approves, pursuant to written pre-approval procedures (A) all engagements for audit and non-audit services to be provided by the principal accountant to the registrant and (B) all engagements for non-audit services to be provided by the principal accountant (1) to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and (2) to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the registrant; provided that such pre-approval need not be obtained in circumstances in which the pre-approval requirement is waived under rules promulgated by the Securities and Exchange Commission or New York Stock Exchange listing standards.  Sections V.B.2 and V.B.3 of the registrant’s audit committee’s Audit Committee Charter contain the Audit Committee’s Pre-Approval Policies and Procedures and such sections are included below.

 V.B.2.Pre-approve any engagement of the independent auditors to provide any non-prohibited services, other than “prohibited non-audit services,” to the Fund, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).
(a)	The categories of services to be reviewed and considered for pre-approval include the following (collectively, “Identified Services”):

    Audit Services
•	Annual financial statement audits
•	Seed audits (related to new product filings, as required)
•	SEC and regulatory filings and consents

Audit-Related Services
•	Accounting consultations
•	Fund merger/reorganization support services
•	Other accounting related matters
•	Agreed upon procedures reports
•	Attestation reports
•	Other internal control reports

Tax Services
•	Recurring tax services:
o	Preparation of Federal and state income tax returns, including extensions
o	Preparation of calculations of taxable income, including fiscal year tax designations
o	Preparation of annual Federal excise tax returns (if applicable)
o	Preparation of calendar year excise distribution calculations
o	Calculation of tax equalization on an as-needed basis
o	Preparation of the estimated excise distribution calculations on an as-needed basis
o	Preparation of quarterly Federal, state and local and franchise tax estimated tax payments on an as-needed basis
o	Preparation of state apportionment calculations to properly allocate Fund taxable income among the states for state tax filing purposes

o	Provision of tax compliance services in India for Funds with direct investments in India
o	Assistance with management’s identification of passive foreign investment companies (PFICs) for tax purposes

•	Permissible non-recurring tax services upon request:
o	Assistance with determining ownership changes which impact a Fund’s utilization of loss carryforwards
o	Assistance with calendar year shareholder reporting designations on Form 1099
o	Assistance with corporate actions and tax treatment of complex securities and structured products
o	Assistance with IRS ruling requests and calculation of deficiency dividends
o	Conduct training sessions for the Adviser’s internal tax resources
o	Assistance with Federal, state, local and international tax planning and advice regarding the tax consequences of proposed or actual transactions
o	Tax services related to amendments to Federal, state and local returns and sales and use tax compliance
o	RIC qualification reviews
o	Tax distribution analysis and planning
o	Tax authority examination services
o	Tax appeals support services
o	Tax accounting methods studies
o	Fund merger, reorganization and liquidation support services
o	Tax compliance, planning and advice services and related projects

(b)	The Committee has pre-approved Identified Services, for which the estimated fees are less than $25,000.

(c)
For Identified Services with estimated fees of $25,000 or more, but less than $50,000, the Chair or any member of the Committee designated by the Chair is hereby authorized to pre-approve such services on behalf of the Committee.

(d)	For Identified Services with estimated fees of $50,000 or more, such services require pre-approval by the Committee.

(e)
All requests for Identified Services to be provided by the independent auditor that were pre-approved by the Committee shall be submitted to the Chief Accounting Officer (“CAO”) of the Trust by the independent auditor using the pre-approval request form attached as Appendix C to the Audit Committee Charter.  The Trust’s CAO will determine whether such services are included within the list of services that have received the general pre-approval of the Committee.

(f)
The independent auditors or the CAO of the Fund (or an officer of the Fund who reports to the CAO) shall report to the Committee at each of its regular quarterly meetings all audit, audit-related and permissible non-audit services initiated since the last such report (unless the services were contained in the initial audit plan, as previously presented to, and approved by, the Committee).  The report shall include a general description of the services and projected fees, and the means by which such services were approved by the Committee (including the particular category of Identified Services under which pre-approval was obtained).

V.B.3. Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Fund), if the engagement relates directly to the operations and financial reporting of the Fund (unless an exception is available under Rule 2-01 of Regulation S-X).
(a)
The Chair or any member of the Committee designated by the Chair may grant the pre-approval for non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Fund) relating directly to the operations and financial reporting of the Fund for which the estimated fees are less than $25,000. All such delegated pre-approvals shall be presented to the Committee no later than the next Committee meeting.

(b)
For non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Fund) relating directly to the operations and financial reporting of the Fund for which the estimated fees are $25,000 or more, such services require pre-approval by the Committee.

(2) None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f)  Not applicable.
(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and/or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that directly related to the operations and financial reporting of the registrant were $50,023 and $48,607 for the fiscal years ending May 31, 2016 and May 31, 2015, respectively.
(h)  Not applicable.
Item 5.  Audit Committee of Listed Registrants.

(a) The registrant has a separately designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.  The audit committee of the registrant is composed of: Randall C. Barnes; Ronald A. Nyberg; Ronald E. Toupin, Jr; Robert B. Karn III; Donald A. Chubb; Jerry B. Farley; Maynard F. Oliverius; and Roman Friedrich III.
(b) Not applicable.
Item 6.  Schedule of Investments.
The Schedule of Investments is included as part of Item 1.
Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The registrant has delegated the voting of proxies relating to its voting securities to the registrant’s investment sub-adviser, Guggenheim Partners Investment Management, LLC (“GPIM”).  GPIM’s proxy voting policies and procedures are included as an exhibit hereto.
Item 8.  Portfolio Managers of Closed-End Management Investment Companies.
(a)(1)  GPIM serves as sub-adviser for the registrant and is responsible for the day-to-day management of the registrant’s portfolio.  GPIM uses a team approach to manage client portfolios.  Day to day management of a client portfolio is conducted under the auspices of GPIM’s Portfolio Construction Group (“PCG”).  PCG’s members include the Chief Investment Officer (“CIO”) and other key investment personnel.  The PCG, in consultation with the CIO, provides direction for overall investment strategy.  The PCG performs several duties as it relates to client portfolios including: determining both tactical and strategic asset allocations; and monitoring portfolio adherence to asset allocation targets; providing sector specialists with direction for overall investment strategy, which may include portfolio design and the rebalancing of portfolios; performing risk management oversight; assisting sector managers and research staff in determining the relative valuation of market sectors; and providing a forum for the regular discussion of the economy and the financial markets to enhance the robustness of GPIM’s strategic and tactical policy directives.

The following individuals at GPIM share primary responsibility for the management of the registrant’s portfolio and is provided as of May 31, 2016:

Name	Since	Professional Experience During the Last Five Years
Scott Minerd - CIO	2013	Guggenheim Partners Investment Management, LLC: CIO – 2005–Present; Guggenheim Partners, LLC: Managing Partner – Insurance Advisory – 1998–Present.
Anne B. Walsh, CFA, FLMI – Senior Managing Director and Assistant CIO	2013	Guggenheim Partners Investment Management, LLC: Senior Managing Director and Assistant CIO – 2007–Present.
Jeffrey B. Abrams – Senior Managing Director	2013	Guggenheim Partners Investment Management LLC.: Senior Managing Director – 2012-Present. Guggenheim Corporate

		Funding, LLC.; Senior Managing Director – 2003-Present. Guggenheim Investment Management, LLC.: Senior Managing Director – 2002-2012.
Kevin H. Gundersen – Senior Managing Director	2013	Guggenheim Partners Investment Management LLC.: Senior Managing Director – 2012-Present. Guggenheim Investment Management, LLC.: Managing Director and Portfolio Manager – 2002-2012.
James W. Michal – Senior Managing Director	2013	Guggenheim Partners Investment Management, LLC.: Senior Managing Director – 2008–Present.

(a)(2)(i-iii) Other Accounts Managed by the Portfolio Managers

The following tables summarize information regarding each of the other accounts managed by the Guggenheim portfolio managers as of May 31, 2016:

Scott Minerd:
Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investments companies	30	$11,737,415,089	0	$0
Other pooled investment vehicles	81	$21,792,397,203	34	$11,111,948,857
Other accounts	129	$117,676,647,876	7	$1,336,921,709

Anne B. Walsh:
Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investments companies	25	$13,075,583,855	0	$0
Other pooled investment vehicles	3	$3,386,299,188	2	$3,353,460,988
Other accounts	29	$89,697,813,798	1	$291,101,317

Jeffrey B. Abrams:
Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investments companies	10	$4,916,891,784	2	$97,159,992
Other pooled investment vehicles	39	$11,938,255,555	18	$5,291,892,321
Other accounts	35	$7,074,122,347	2	$371,207,737

Kevin H. Gundersen:
Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investments companies	13	$6,885,647,047	2	$97,159,992

Other pooled investment vehicles	39	$11,938,255,555	18	$5,291,892,321
Other accounts	34	$7,335,885,385	3	$749,369,140

James W. Michal:
Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investments companies	22	$12,186,615,347	0	$0
Other pooled investment vehicles	5	$3,897,575,987	2	$3,353,460,988
Other accounts	13	$2,369,651,988	5	$965,713,972

(a)(2)(iv) Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts.

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. GPIM seeks to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager focus on a particular investment discipline. Specifically, the ultimate decision maker for security selection for each client portfolio is the Sector Specialist Portfolio Manager.  They are responsible for analyzing and selecting specific securities that they believe best reflect the risk and return level as provided in each client’s investment guidelines.

GPIM may have clients with similar investment strategies.  As a result, if an investment opportunity would be appropriate for more than one client, GPIM may be required to choose among those clients in allocating such opportunity, or to allocate less of such opportunity to a client than it would ideally allocate if it did not have to allocate to multiple clients.  In addition, GPIM may determine that an investment opportunity is appropriate for a particular account, but not for another.

Allocation decisions are made in accordance with the investment objectives, guidelines, and restrictions governing the respective clients and in a manner that will not unfairly favor one client over another. GPIM’s allocation policy provides that investment decisions must never be based upon account performance or fee structure.  Accordingly, GPIM’s allocation procedures are designed to ensure that investment opportunities are allocated equitably among different client accounts over time.  The procedures also seek to ensure reasonable efficiency in client transactions and to provide portfolio managers with flexibility to use allocation methodologies appropriate to GPIM’s investment disciplines and the specific goals and objectives of each client account.

In order to minimize execution costs and obtain best execution for clients, trades in the same security transacted on behalf of more than one client may be aggregated.  In the event trades are aggregated, GPIM’s policy and procedures provide as follows: (i) treat all participating client accounts fairly; (ii) continue to seek best execution; (iii) ensure that clients who participate in an aggregated order will participate at the average share price with all transaction costs shared on a pro-rata basis based on each client’s participation in the transaction; (iv) disclose its aggregation policy to clients.

GPIM, as a fiduciary to its clients, considers numerous factors in arranging for the purchase and sale of clients’ portfolio securities in order to achieve best execution for its clients.  When selecting a broker, individuals making trades on behalf of GPIM clients consider the full range and quality of a broker’s services, including execution capability, commission rate, price, financial stability and reliability.  GPIM is not obliged to merely get the lowest price or commission but also must determine whether the transaction represents the best qualitative execution for the account.

In the event that multiple broker/dealers make a market in a particular security, GPIM’s Portfolio Managers are responsible for selecting the broker-dealer to use with respect to executing the transaction.  The broker-dealer will be selected on the basis of how the transaction can be executed to achieve the most favorable execution for the client under the circumstances.  In many instances, there may only be one counter-party active in a particular security at a given time.  In such situations the Employee executing the trade will use his/her best effort to obtain the best execution from the counter-party.

GPIM and the registrant have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3) Portfolio Manager Compensation

GPIM compensates Mr. Minerd, Ms. Walsh, Mr. Abrams, Mr. Gundersen and Mr. Michal for their management of the registrant’s portfolio. Compensation is evaluated based on their contribution to investment performance relative to pertinent benchmarks and qualitatively based on factors such as teamwork and client service efforts.  GPIM’s staff incentives may include: a competitive base salary, bonus determined by individual and firm wide performance, equity participation, and participation opportunities in various GPIM investments.  All GPIM employees are also eligible to participate in a 401(k) plan to which GPIM may make a discretionary match after the completion of each plan year.

(a)(4) Portfolio Manager Securities Ownership

The following table discloses the dollar range of equity securities of the registrant beneficially owned by each Guggenheim portfolio manager as of May 31, 2016:

Name of Portfolio Manager	Dollar Amount of Equity Securities in Fund
Scott Minerd	$100,001-$500,000
Anne B. Walsh	None
Jeffrey B. Abrams	None
Kevin H. Gundersen	None
James W. Michal	None

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
None.
Item 10.  Submission of Matters to a Vote of Security Holders.
The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.
Item 11.  Controls and Procedures.
(a)      The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.
 (b)      There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12.  Exhibits.
(a)(1)	Code of Ethics for Chief Executive and Senior Financial Officers.
(a)(2)	Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act.
(a)(3)	Not applicable.
(b)	Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.
(c)	Guggenheim Partners Investment Management, LLC Proxy Voting Policies and Procedures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Guggenheim Credit Allocation Fund
By:        /s/ Donald C. Cacciapaglia
Name:   Donald C. Cacciapaglia
Title:     President and Chief Executive Officer
Date:     August 8, 2016
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:        /s/ Donald C. Cacciapaglia
Name:   Donald C. Cacciapaglia
Title:     President and Chief Executive Officer
Date:     August 8, 2016
By:        /s/ John L. Sullivan
Name:   John L. Sullivan
Title:     Chief Financial Officer, Chief Accounting Officer and Treasurer
Date:     August 8, 2016